UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-06520
AMG Funds I
(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
(Address of principal executive offices)  (Zip code)

AMG Funds LLC
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
(Name and address of agent for service)

Registrant's telephone number, including area code:
(203) 299-3500
Date of fiscal year end:
September 30
Date of reporting period:
October 01, 2023 - September 30, 2024
(Annual Shareholder Report)
Item 1. Reports to Shareholders
(a)
AMG Boston Common Global Impact Fund
Class I/BRWIX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about AMG Boston Common Global Impact Fund (the “Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Boston Common Global Impact Fund (Class I/BRWIX)	$105	0.93%
Management's Discussion of Fund Performance
Performance Overview
•    The Fund’s Class I shares returned 25.26% during the fiscal year ended September 30, 2024, led by performance in the Fund's nine Impact Investment Themes (each, a “Theme”).
•    Resilient labor markets and moderating inflationary pressures supported consumer confidence and investor sentiment. Prospects for easier monetary policy and large stimulus initiatives in China fueled global equity markets to reach all-time highs.
Relative Performance
•    The Fund underperformed the MSCI ACWI Index, which returned 31.76% for the period.
•    Lack of exposure to each of the “Magnificent Seven” (Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta, and Tesla) stocks, is the main reason the Fund was not able to fully match the benchmark’s return. The strategy remains largely underweight large & mega-cap companies, but the difference was gradually reduced during the reporting period.
•    Being fossil-fuel-free helped relative performance in a welcome divergence from 2022’s sharp spike in energy prices. The portfolio’s carbon footprint is 40% less carbon intensive than the benchmark.
•    On a regional basis, stock selection in Emerging Markets detracted most from returns. Indonesian micro-lender Bank Rakyat and broadband provider PT Telkom posted disappointing results. Chilean chemical company SQM faced headwinds as lithium prices declined more than anticipated. Mortgage lender HDFC in India encountered delays in a merger process. The Fund exited its position in PT Telkom and SQM during the period.
Impact Investment Theme Performance and Positioning
•    The Fund invests in nine different Impact Investment Themes and seeks to deliver impact through the allocation of capital among solution-oriented companies while actively engaging the Fund’s holdings. During the reporting period, all regions posted strong, double-digit returns with the U.S. market claiming the highest total return of 36%.
•    The Fund’s most successful Theme was organic & healthier products, as healthy food grocer Sprouts Farmers Market rose 158%. Electrification was another favorable Theme, including Italy-based electric cable producer, Prysmian (+83%), and U.S.-based Vertiv Holdings (+68%).
•    The Fund’s largest thematic exposures remain efficiency & recycling, water quality & waste management, and sustainable transportation.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of September 30, 2024. It also shows the average total returns of a broad based index over the same periods.
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	25.26%	8.95%	9.34%
MSCI ACWI Index	31.76%	12.19%	9.39%
As of March 19, 2021, the Fund's Subadviser was changed to Boston Common Asset Management, LLC. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of September 30, 2024)
Fund net assets	$588,806,344
Total number of portfolio holdings	66
Net advisory fees paid	$3,991,425
Portfolio turnover rate as of the end of the reporting period	37%
Graphical Representation of Holdings (as of September 30, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Schneider Electric SE (France)	2.6%
Westinghouse Air Brake Technologies Corp. (United States)	2.6%
BYD Co., Ltd., Class H (China)	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	2.5%
Chubb, Ltd. (Switzerland)	2.4%
Ecolab, Inc. (United States)	2.3%
RELX PLC (United Kingdom)	2.3%
Salesforce, Inc. (United States)	2.3%
Macquarie Group, Ltd. (Australia)	2.3%
Micron Technology, Inc. (United States)	2.2%
Top Ten as a Group	24.0%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/resources/order-literature.
AMG Systematica Managed Futures Strategy Fund
Class N/SMFNX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about AMG Systematica Managed Futures Strategy Fund (the “Fund”) for the period of May 1, 2024 (commencement of operations) to September 30, 2024. You can find additional information about the Fund at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800-548-4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Systematica Managed Futures Strategy Fund (Class N/SMFNX)	$57	1.40%
Costs of a $10,000 investment would have been higher for a full reporting period.
Key Fund Statistics (as of September 30, 2024)
Fund net assets	$6,033,843
Total number of portfolio holdings	230
Net advisory fees paid	$0
Portfolio turnover rate as of the end of the reporting period	0%
Graphical Representation of Holdings (as of September 30, 2024)
The portfolio breakdown is shown as a percentage of net assets of the Fund and notional allocation is shown as a percentage of total notional value of the Fund's derivatives holdings. The portfolio breakdown and notional allocation are inclusive of the Fund's wholly-owned subsidiary.
Portfolio Breakdown
Notional Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/resources/order-literature.
AMG Systematica Managed Futures Strategy Fund
Class I/SMFIX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about AMG Systematica Managed Futures Strategy Fund (the “Fund”) for the period of May 1, 2024 (commencement of operations) to September 30, 2024. You can find additional information about the Fund at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800-548-4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Systematica Managed Futures Strategy Fund (Class I/SMFIX)	$57	1.40%
Costs of a $10,000 investment would have been higher for a full reporting period.
Key Fund Statistics (as of September 30, 2024)
Fund net assets	$6,033,843
Total number of portfolio holdings	230
Net advisory fees paid	$0
Portfolio turnover rate as of the end of the reporting period	0%
Graphical Representation of Holdings (as of September 30, 2024)
The portfolio breakdown is shown as a percentage of net assets of the Fund and notional allocation is shown as a percentage of total notional value of the Fund's derivatives holdings. The portfolio breakdown and notional allocation are inclusive of the Fund's wholly-owned subsidiary.
Portfolio Breakdown
Notional Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/resources/order-literature.
AMG Systematica Managed Futures Strategy Fund
Class Z/SMFZX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about AMG Systematica Managed Futures Strategy Fund (the “Fund”) for the period of May 1, 2024 (commencement of operations) to September 30, 2024. You can find additional information about the Fund at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800-548-4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Systematica Managed Futures Strategy Fund (Class Z/SMFZX)	$57	1.40%
Costs of a $10,000 investment would have been higher for a full reporting period.
Key Fund Statistics (as of September 30, 2024)
Fund net assets	$6,033,843
Total number of portfolio holdings	230
Net advisory fees paid	$0
Portfolio turnover rate as of the end of the reporting period	0%
Graphical Representation of Holdings (as of September 30, 2024)
The portfolio breakdown is shown as a percentage of net assets of the Fund and notional allocation is shown as a percentage of total notional value of the Fund's derivatives holdings. The portfolio breakdown and notional allocation are inclusive of the Fund's wholly-owned subsidiary.
Portfolio Breakdown
Notional Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/resources/order-literature.

AMG Veritas Global Real Return Fund
Class I/BLUEX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about AMG Veritas Global Real Return Fund (the “Fund”) for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Veritas Global Real Return Fund (Class I/BLUEX)	$126	1.16%
Management's Discussion of Fund Performance
Performance Overview
•    The Fund’s Class I shares advanced 16.54% for the fiscal year ended September 30, 2024, driven mainly by the Fund’s holdings in long equities, specifically in the industrials and financials sectors.
Relative Performance
•    The Fund outperformed the Bloomberg U.S. Treasury Inflation-Linked Bond Index, which returned 9.79% for the period.
Top Contributors and Detractors
•    The Fund’s holdings in the industrials and financials sectors were top relative contributors, including Aena, a global airport operator; Safran, an aircraft engine manufacturer; Airbus, a leading commercial aircraft producer; and Fiserv, a global fintech and payments company. The Fund exited its position in Fiserv during the period.
•   An underweight to the top performing information technology sector detracted from relative performance, along with the underperformance of Fund holdings in the communication services and health care sectors, including Charter Communications and Becton, Dickinson & Company.
Positioning Update
•    While the market has been led by a narrow group of companies focused on artificial intelligence (AI) within the information technology sector, Veritas sees compelling opportunities in companies that are leveraging AI to enhance existing, well-established products, which may be outside the technology sector.
•    These firms often present better valuations and lower risks compared to those heavily invested in AI development. We are particularly focused on companies with proprietary data and software vendors that manage mission-critical systems of record—databases essential to business operations, such as transaction ledgers, airline booking systems, and product design databases.
•    Recent additions to the Fund include Amadeus IT, Salesforce, and Siemens, all of which provide these vital systems of record.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of September 30, 2024. It also shows the average total returns of (i) a broad based index and (ii) an additional index reflecting the market segment(s) in which the Fund invests over the same periods.
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	16.54%	10.31%	10.70%
MSCI World Index	32.43%	13.04%	10.07%
Bloomberg U.S. Treasury Inflation-Linked Bond Index	9.79%	2.62%	2.54%
Effective September 30, 2024, the MSCI World Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund continues to use the Bloomberg U.S. Treasury Inflation-Linked Bond Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.
As of March 19, 2021, the Fund's subadviser was changed to Veritas Asset Management LLP. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
“Bloomberg®” and Bloomberg U.S. Treasury Inflation-Linked Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the AMG Veritas Global Real Return Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the AMG Veritas Global Real Return Fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of September 30, 2024)
Fund net assets	$104,728,802
Total number of portfolio holdings	35
Net advisory fees paid	$876,917
Portfolio turnover rate as of the end of the reporting period	33%
Graphical Representation of Holdings (as of September 30, 2024)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
Amazon.com, Inc. (United States)	6.6%
Alphabet, Inc., Class A (United States)	6.1%
Diageo PLC (United Kingdom)	5.1%
Aon PLC, Class A (United States)	4.7%
UnitedHealth Group, Inc. (United States)	4.7%
Canadian Pacific Kansas City, Ltd. (Canada)	4.6%
Unilever PLC (United Kingdom)	4.4%
Microsoft Corp. (United States)	4.2%
Airbus SE (France)	4.0%
Vinci, S.A. (France)	3.9%
Top Ten as a Group	48.3%
Portfolio Breakdown
Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/resources/order-literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/resources/order-literature.

(b) Not applicable.

Item 2. CODE OF ETHICS

Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (c) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (d) of Item 2 of Form N-CSR. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2024	Fiscal 2023
AMG Boston Common Global Impact Fund	$33,888	$32,725
AMG Veritas Global Real Return Fund	$29,873	$27,948
AMG Systematica Managed Futures Strategy Fund	$47,072	$0

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to a Fund (not including any Subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to a Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2024	Fiscal 2023
AMG Boston Common Global Impact Fund	$8,535	$8,370
AMG Veritas Global Real Return Fund	$8,535	$8,370
AMG Systematica Managed Futures Strategy Fund	$7,870	$0

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2024 and $0 for fiscal 2023, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2024 and 2023 for non-audit services rendered to the Funds and Fund Service Providers were $64,940 and $55,740, respectively. For the fiscal year ended September 30, 2024, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $40,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $39,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included in the financial statements filed under Item 7 hereof.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

ANNUAL FINANCIAL STATEMENTS

AMG Funds

September 30, 2024

AMG Boston Common Global Impact Fund
Class I: BRWIX

wealth.amg.com	093024	AR074

AMG Funds Annual Financial Statements — September 30, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Portfolio Investments	2

Statement of Assets and Liabilities	5
Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	6
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	7
Detail of changes in assets for the past two fiscal years

Financial Highlights	8
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	9
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

OTHER INFORMATION	16

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT	17

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Boston Common Global Impact Fund Schedule of Portfolio Investments September 30, 2024

	Shares	Value

Common Stocks - 99.4%

Communication Services - 1.8%

Alphabet, Inc., Class A (United States)	63,106	$10,466,130

Consumer Discretionary - 7.8%

BYD Co., Ltd., Class H (China)	421,590	15,041,474

KB Home (United States)	125,272	10,734,557

LKQ Corp. (United States)	96,893	3,867,968

Shimano, Inc. (Japan)	35,300	6,719,984

TopBuild Corp. (United States)*	24,049	9,783,374

Total Consumer Discretionary		46,147,357

Consumer Staples - 3.3%

McCormick & Co., Inc., Non-Voting Shares (United States)	92,010	7,572,423

Sprouts Farmers Market, Inc. (United States)*	106,928	11,805,921

Total Consumer Staples		19,378,344

Financials - 17.1%

Bank Rakyat Indonesia Persero Tbk PT, ADR (Indonesia)	665,899	10,854,154

The Charles Schwab Corp. (United States)	177,755	11,520,302

Chubb, Ltd. (Switzerland)	49,260	14,206,091

HA Sustainable Infrastructure Capital, Inc. (United States)[1]	255,201	8,796,778

Hannover Rueck SE (Germany)	35,468	10,124,677

HDFC Bank, Ltd., ADR (India)[1]	93,667	5,859,808

Macquarie Group, Ltd. (Australia)	82,987	13,278,890

ORIX Corp. (Japan)	532,750	12,465,740

PayPal Holdings, Inc. (United States)*	93,710	7,312,191

Ping An Insurance Group Co. of China, Ltd., Class H (China)	1,019,000	6,398,841

Total Financials		100,817,472

Health Care - 13.5%

Agilent Technologies, Inc. (United States)	52,049	7,728,236

CSL, Ltd. (Australia)	41,992	8,294,829

Danaher Corp. (United States)	41,209	11,456,926

Edwards Lifesciences Corp. (United States)*	118,053	7,790,317

Eli Lilly & Co. (United States)	6,000	5,315,640

Gilead Sciences, Inc. (United States)	109,890	9,213,178

Hologic, Inc. (United States)*	140,888	11,476,736

Regeneron Pharmaceuticals, Inc. (United States)*	10,950	11,511,078

Vertex Pharmaceuticals, Inc. (United States)*	14,039	6,529,258

Total Health Care		79,316,198

Industrials - 23.4%

Ashtead Group PLC (United Kingdom)	78,760	6,102,389

The AZEK Co., Inc. (United States)*	182,786	8,554,385

	Shares	Value

Carrier Global Corp. (United States)	91,457	$7,361,374

Industrie De Nora S.P.A. (Italy)[1]	568,767	5,953,616

Kurita Water Industries, Ltd. (Japan)	233,100	10,085,608

Prysmian SpA (Italy)	160,508	11,678,328

RELX PLC (United Kingdom)	286,512	13,528,043

Rexel, S.A. (France)[1]	341,751	9,906,233

Schneider Electric SE (France)	57,975	15,282,670

TOMRA Systems A.S.A. (Norway)	384,610	5,653,203

Vertiv Holdings Co., Class A (United States)	105,739	10,519,973

Vestas Wind Systems A/S (Denmark)*	247,026	5,435,485

Westinghouse Air Brake Technologies Corp. (United States)	82,864	15,062,189

Xylem, Inc. (United States)	93,019	12,560,355

Total Industrials		137,683,851

Information Technology - 19.3%

Adobe, Inc. (United States)*	20,544	10,637,272

Akamai Technologies, Inc. (United States)*	105,675	10,667,891

Applied Materials, Inc. (United States)	53,991	10,908,882

Enphase Energy, Inc. (United States)*	36,776	4,156,423

First Solar, Inc. (United States)*	40,733	10,160,439

Infineon Technologies AG (Germany)	155,067	5,444,081

Intuit, Inc. (United States)	17,995	11,174,895

Micron Technology, Inc. (United States)	125,922	13,059,371

Microsoft Corp. (United States)	22,000	9,466,600

Salesforce, Inc. (United States)	49,007	13,413,706

Taiwan Semiconductor Manufacturing Co., Ltd.,

Sponsored ADR (Taiwan)	83,822	14,557,367

Total Information Technology		113,646,927

Materials - 8.0%

Borregaard A.S.A. (Norway)	503,366	9,463,497

CRH PLC (United States)	77,211	7,160,548

DSM-Firmenich AG (Switzerland)	45,689	6,305,416

Ecolab, Inc. (United States)	54,070	13,805,693

Smurfit WestRock PLC (Ireland)	215,370	10,643,586

Total Materials		47,378,740

Real Estate - 2.0%

Weyerhaeuser Co., REIT (United States)	340,033	11,513,517

Utilities - 3.2%

American Water Works Co., Inc. (United States)	85,815	12,549,586

Veolia Environnement SA (France)	183,852	6,053,012

Total Utilities		18,602,598

Total Common Stocks
(Cost $501,837,586)		584,951,134

The accompanying notes are an integral part of these financial statements.

2

AMG Boston Common Global Impact Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 1.2%

Joint Repurchase Agreements - 0.6%[2]

Bethesda Securities LLC, dated 09/30/24, due 10/01/24, 5.000% total to be received $1,000,139 (collateralized by various U.S. Government Agency Obligations, 2.500% - 7.026%, 10/01/27 - 01/01/57, totaling $1,020,000)	$1,000,000	$1,000,000

Cantor Fitzgerald Securities, Inc., dated 09/30/24, due 10/01/24, 5.000% total to be received $1,000,139 (collateralized by various U.S. Government Agency Obligations, 1.500% - 7.408%, 05/01/26 - 08/20/74, totaling $1,020,000)	1,000,000	1,000,000

Marex Capital Markets, Inc., dated 09/30/24, due 10/01/24, 5.000% total to be received $1,000,139 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.750% - 5.500%, 07/15/28 - 09/01/54, totaling $1,020,000)	1,000,000	1,000,000

National Bank Financial, Inc., dated 09/30/24, due 10/01/24, 4.900% total to be received $693,703 (collateralized by various U.S. Treasuries, 0.375% - 5.000%, 10/01/24 - 09/09/49, totaling $707,481)	693,609	693,609

Total Joint Repurchase Agreements		3,693,609

	Shares	Value

Other Investment Companies - 0.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 4.80%[3]	1,388,372	$1,388,372

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.88%[3]	2,082,558	2,082,558

Total Other Investment Companies		3,470,930

Total Short-Term Investments
(Cost $7,164,539)		7,164,539

Total Investments - 100.6%
(Cost $509,002,125)		592,115,673

Other Assets, less Liabilities - (0.6)%		(3,309,329)

Net Assets - 100.0%		$588,806,344

*	Non-income producing security.

[1]

Some of these securities, amounting to $20,313,610 or 3.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the September 30, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

3

AMG Boston Common Global Impact Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2024:

	Level 1	Level 2[1]	Level 3	Total

Investments in Securities

Common Stocks

Industrials	$54,058,276	$83,625,575	—	$137,683,851

Information Technology	108,202,846	5,444,081	—	113,646,927

Financials	58,549,324	42,268,148	—	100,817,472

Health Care	71,021,369	8,294,829	—	79,316,198

Materials	41,073,324	6,305,416	—	47,378,740

Consumer Discretionary	24,385,899	21,761,458	—	46,147,357

Consumer Staples	19,378,344	—	—	19,378,344

Utilities	12,549,586	6,053,012	—	18,602,598

Real Estate	11,513,517	—	—	11,513,517

Communication Services	10,466,130	—	—	10,466,130

Short-Term Investments

Joint Repurchase Agreements	—	3,693,609	—	3,693,609

Other Investment Companies	3,470,930	—	—	3,470,930

Total Investments in Securities	$414,669,545	$177,446,128	—	$592,115,673

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended September 30, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities September 30, 2024

AMG Boston Common Global Impact Fund

Assets:

Investments at value[1] (including securities on loan valued at $20,313,610)	$592,115,673

Foreign currency[2]	124

Dividend and interest receivables	961,337

Securities lending income receivable	7,480

Receivable for Fund shares sold	3,468

Receivable from affiliate	8,868

Prepaid expenses and other assets	16,644

Total assets	593,113,594

Liabilities:

Payable upon return of securities loaned	3,693,609

Payable for Fund shares repurchased	56,485

Accrued expenses:

Investment advisory and management fees	343,553

Administrative fees	70,593

Other	143,010

Total liabilities	4,307,250

Commitments and Contingencies (Notes 2 & 6)

Net Assets	$588,806,344

[1] Investments at cost	$509,002,125

[2] Foreign currency at cost	$124

Net Assets Represent:

Paid-in capital	$600,988,937

Total distributable loss	(12,182,593)

Net Assets	$588,806,344

Class I:

Net Assets	$588,806,344

Shares outstanding	14,061,748

Net asset value, offering and redemption price per share	$41.87

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations For the fiscal year ended September 30, 2024

AMG Boston Common Global Impact Fund

Investment Income:

Dividend income	$8,565,379

Securities lending income	121,701

Foreign withholding tax	(823,142)

Total investment income	7,863,938

Expenses:

Investment advisory and management fees	4,114,390

Administrative fees	845,423

Custodian fees	100,173

Transfer agent fees	73,519

Professional fees	73,243

Trustee fees and expenses	44,449

Reports to shareholders	39,165

Registration fees	31,738

Interest expense	1,950

Miscellaneous	42,485

Total expenses before offsets	5,366,535

Expense reimbursements	(122,965)

Total expenses	5,243,570

Net investment income	2,620,368

Net Realized and Unrealized Gain:

Net realized loss on investments	(28,611,194)

Net realized gain on foreign currency transactions	120,964

Net change in unrealized appreciation/depreciation on investments	152,891,315

Net change in unrealized appreciation/depreciation on foreign currency translations	74,321

Net realized and unrealized gain	124,475,406

Net increase in net assets resulting from operations	$127,095,774

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets For the fiscal years ended September 30,

	AMG Boston Common Global Impact Fund

	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income	$2,620,368	$2,819,754

Net realized loss on investments	(28,490,230)	(59,612,729)

Net change in unrealized appreciation/depreciation on investments	152,965,636	122,194,762

Net increase in net assets resulting from operations	127,095,774	65,401,787

Distributions to Shareholders:

Class I	(3,726,011)	(2,788,916)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(73,554,780)	(65,944,835)

Total increase (decrease) in net assets	49,814,983	(3,331,964)

Net Assets:

Beginning of year	538,991,361	542,323,325

End of year	$588,806,344	$538,991,361

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

AMG Boston Common Global Impact Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$33.65	$30.31	$43.52	$56.96	$52.89

Income (loss) from Investment Operations:

Net investment income (loss)[1]	0.17 [2]	0.17 [2]	0.28 [2,3]	0.02 [2]	(0.27)

Net realized and unrealized gain (loss) on investments	8.29	3.33	(13.19)	15.47	9.70

Total income (loss) from investment operations	8.46	3.50	(12.91)	15.49	9.43

Less Distributions to Shareholders from:

Net investment income	(0.24)	(0.16)	(0.10)	—	—

Net realized gain on investments	—	—	(0.20)	(28.93)	(5.36)

Total distributions to shareholders	(0.24)	(0.16)	(0.30)	(28.93)	(5.36)

Net Asset Value, End of Year	$41.87	$33.65	$30.31	$43.52	$56.96

Total Return[4]	25.26%[2]	11.54%[2]	(29.90)%[2]	31.75%[2]	18.95%

Ratio of net expenses to average net assets	0.93%[5]	0.93%	0.93%	1.03%	1.11%

Ratio of gross expenses to average net assets	0.95%[6]	0.95%[6]	0.95%[6]	1.03%[6]	1.11%

Ratio of net investment income (loss) to average net assets	0.46%[2]	0.47%[2]	0.72%[2]	0.04%[2]	(0.51)%

Portfolio turnover	37%	25%	25%	202%	221%

Net assets end of year (000’s) omitted	$588,806	$538,991	$542,323	$904,295	$835,057

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.16.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]	Includes interest expense totaling less than 0.01% related to participation in the interfund lending program.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

8

Notes to Financial Statements September 30, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Boston Common Global Impact Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

9

Notes to Financial Statements (continued)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences. Temporary differences are primarily due to mark to market on passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 was as follows:

Distributions paid from:	2024	2023

Ordinary income *	$3,726,011	$2,788,916

	$3,726,011	$2,788,916

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$98,065,672

Undistributed ordinary income	6,152,775

At September 30, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation

$512,412,023	$117,865,667	$(38,135,363)	$79,730,304

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2024, the Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Short-Term	Long-Term	Total

$8,340,630	$89,725,042	$98,065,672

For the fiscal year ended September 30, 2024, the Fund did not utilize capital loss carryovers.

10

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended September 30, 2024 and September 30, 2023, the capital stock transactions by class for the Fund were as follows:

	September 30, 2024		September 30, 2023

	Shares	Amount	Shares	Amount

Class I:

Shares sold	28,921	$1,069,375	27,371	$946,414

Shares issued in reinvestment of distributions	92,716	3,429,571	74,740	2,566,572

Shares redeemed	(2,075,256)	(78,053,726)	(1,980,409)	(69,457,821)

Net decrease	(1,953,619)	$(73,554,780)	(1,878,298)	$(65,944,835)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Securities Lending Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2024, the market value of Repurchase Agreements outstanding was $3,693,609.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Fund and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Boston Common Asset Management, LLC (“Boston Common”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG owns a minority equity interest in Boston Common.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2024, the Fund paid an investment management fee at the annual rate of 0.73% of the average daily net assets of the Fund. The fee paid to Boston Common for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

The Investment Manager has contractually agreed, through at least February 1, 2025, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may

11

Notes to Financial Statements (continued)

recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal year ended September 30, 2024, the Investment Manager reimbursed the Fund $122,965, and did not recoup any previously reimbursed expenses. At September 30, 2024, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$130,405

1-2 years	92,433

2-3 years	122,965

Total	$345,803

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At September 30, 2024, the Fund had no interfund loans outstanding. The Fund did not lend during the fiscal year ended September 30, 2024.

The Fund utilized the interfund loan program during the fiscal year ended September 30, 2024 as follows:

Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

$2,857,744	4	$1,950	6.226%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2024, were $205,367,746 and $279,926,305, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2024.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at September 30, 2024, was as follows:

12

Notes to Financial Statements (continued)

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$20,313,610	$3,693,609	$17,730,838	$21,424,447

The following table summarizes the securities received as collateral for securities lending at September 30, 2024:

Collateral Type	Coupon Range		Maturity Date Range

U.S. Treasury Obligations	0.125	%-7.625%	11/15/24-11/15/53

5. FUND RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) currency and price fluctuations. Please refer to the Fund’s current prospectus for additional information about the Fund’s principal risks.

Market Risk: Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that Boston Common’s investment techniques and risk analysis will produce the desired result.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Foreign Investment Risk: Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Emerging Markets Risk: Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Political Risk: Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Currency Risk: Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to

non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

ESG Investing Risk: Because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by Boston Common or any judgment exercised by Boston Common will improve the financial performance of the Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or Boston Common’s assessment of a company’s ESG practices may change over time.

Large Capitalization Stock Risk: The stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Mid-Capitalization Stock Risk: Although the Fund may invest in securities in any capitalization range, securities of mid-capitalization companies may pose additional risks. The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Small-Capitalization Stock Risk: Although the Fund may invest in securities in any capitalization range, securities of small-capitalization companies may pose additional risks. The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk: Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Growth Stock Risk: The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk: The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

13

Notes to Financial Statements (continued)

7. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2024:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Bethesda Securities LLC	$1,000,000	—	$1,000,000	$1,000,000	—

Cantor Fitzgerald Securities, Inc.	1,000,000	—	1,000,000	1,000,000	—

Marex Capital Markets, Inc.	1,000,000	—	1,000,000	1,000,000	—

National Bank Financial, Inc.	693,609	—	693,609	693,609	—

Total	$3,693,609	—	$3,693,609	$3,693,609	—

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds I and Shareholders of AMG Boston Common Global Impact Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Boston Common Global Impact Fund (one of the funds constituting AMG Funds I, referred to hereafter as the “Fund”) as of September 30, 2024, the related statement of operations for the year ended September 30, 2024, the statements of changes in net assets for each of the two years in the period ended September 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2024 and the financial highlights for each of the five years in the period ended September 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2024

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

15

Other Information (unaudited)

TAX INFORMATION

AMG Boston Common Global Impact Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Boston Common Global Impact Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2024, or if subsequently determined to be different, the net capital gains of such year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended September 30, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended September 30, 2024, was $44,449, which is reflected as “Trustee fees and expenses” on the Statement of Operations. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended September 30, 2024.

16

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

AMG Boston Common Global Impact Fund: Approval of Investment Management Agreement and Subadvisory Agreement on June 12, 2024

At an in-person meeting held on June 12, 2024, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Boston Common Global Impact Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”); and (ii) the Subadvisory Agreement with respect to the Fund, as amended at any time prior to the date of the meeting (the “Subadvisory Agreement”), with Boston Common Asset Management, LLC, the Fund’s subadviser (the “Subadviser”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for the Fund (the “Peer Group”), performance information for the relevant benchmark index for the Fund (the “Fund Benchmark”), other relevant matters, including management fees, the profitability of the Investment Manager and the Subadviser, and the potential for economies of scale that may be shared with the Fund, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information provided by the

Investment Manager at the June 12, 2024 meeting and prior meetings relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

17

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT (continued)

PERFORMANCE

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes a similar investment strategy and approach, and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Fund and its discussions with the management of the Fund’s subadviser during the period regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (the Fund’s sole share class) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2024, was below the median performance of the Peer Group and below, below, below, and above, respectively, the performance of the Fund Benchmark, the MSCI ACWI Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees also took into account that the Fund ranked in the top half of its Peer Group for the 2022 calendar year. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective March 19, 2021, and that the performance information prior to that date reflected that of the Fund’s prior subadviser and investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies, and policies.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 12, 2024 meeting and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the

Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Fund. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also, with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationship. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also, with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2024, were both rated in the Above Average rating level of the Fund’s Peer Group. The Trustees noted that the rating level corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2025, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.93%. The Trustees took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

* * * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval

18

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT (continued)

of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 12, 2024, the Trustees, and	separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

19

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Boston Common Asset Management, LLC

200 State Street

7th Floor

Boston, MA 02109

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at wealth.amg.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at wealth.amg.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	093024	AR074

ANNUAL FINANCIAL STATEMENTS

AMG Funds

September 30, 2024

AMG Veritas Global Real Return Fund

Class I: BLUEX

wealth.amg.com	093024	AR073

AMG Funds Annual Financial Statements — September 30, 2024

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Portfolio Investments	2

Statement of Assets and Liabilities	5
Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	6
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	7
Detail of changes in assets for the past two fiscal years

Financial Highlights	8
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	9
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16

OTHER INFORMATION	17

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT	18

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Veritas Global Real Return Fund Schedule of Portfolio Investments September 30, 2024

	Shares	Value

Common Stocks - 97.2%

Communication Services - 9.0%

Alphabet, Inc., Class A (United States)	38,484	$6,382,571

Charter Communications, Inc., Class A (United States)*,1	9,319	3,020,102

Total Communication Services		9,402,673

Consumer Discretionary - 13.0%

Amadeus IT Group SA (Spain)	51,505	3,730,123

Amazon.com, Inc. (United States)*	37,219	6,935,016

Cie Financiere Richemont SA (Switzerland)	18,461	2,931,686

Total Consumer Discretionary		13,596,825

Consumer Staples - 9.5%

Diageo PLC (United Kingdom)	151,958	5,307,879

Unilever PLC (United Kingdom)	71,351	4,631,294

Total Consumer Staples		9,939,173

Financials - 10.8%

Aon PLC, Class A (United States)	14,363	4,969,454

Intercontinental Exchange, Inc. (United States)	19,032	3,057,301

Mastercard, Inc., Class A (United States)	6,553	3,235,871

Total Financials		11,262,626

Health Care - 21.0%

Becton Dickinson & Co. (United States)	12,720	3,066,792

Bio-Rad Laboratories, Inc., Class A (United States)*	6,491	2,171,759

The Cooper Cos., Inc. (United States)*	18,589	2,051,110

Elevance Health, Inc. (United States)	6,030	3,135,600

Sonic Healthcare, Ltd. (Australia)	112,821	2,122,016

Thermo Fisher Scientific, Inc. (United States)	5,082	3,143,573

UnitedHealth Group, Inc. (United States)	8,401	4,911,897

Zoetis, Inc. (United States)	7,378	1,441,514

Total Health Care		22,044,261

Industrials - 23.4%

Aena SME SA (Spain)[2]	9,600	2,108,886

Airbus SE (France)	28,232	4,131,932

Automatic Data Processing, Inc. (United States)	7,578	2,097,060

Canadian Pacific Kansas City, Ltd. (Canada)[1]	56,517	4,834,464

Safran SA (France)	16,580	3,901,655

Siemens AG (Germany)	16,569	3,352,041

Vinci, S.A. (France)	35,021	4,093,836

Total Industrials		24,519,874

	Shares	Value

Information Technology - 8.6%

Dassault Systemes SE (France)	32,690	$1,298,473

Microsoft Corp. (United States)	10,156	4,370,127

Salesforce, Inc. (United States)	12,160	3,328,313

Total Information Technology		8,996,913

Materials - 1.9%

Franco-Nevada Corp. (Canada)	16,437	2,042,297

Total Common Stocks (Cost $88,560,961)		101,804,642

	Principal Amount

Short-Term Investments - 2.0%

Joint Repurchase Agreements - 1.5%[3]

Cantor Fitzgerald Securities, Inc., dated 09/30/24, due 10/01/24, 5.000% total to be received $1,000,139 (collateralized by various U.S. Government Agency Obligations, 1.500% - 7.408%, 05/01/26 - 08/20/74, totaling $1,020,000)	$1,000,000	1,000,000

National Bank Financial, Inc., dated 09/30/24, due 10/01/24, 4.900% total to be received $602,470 (collateralized by various U.S. Treasuries, 0.375% - 5.000%, 10/01/24 - 09/09/49, totaling $614,436)	602,388	602,388

Total Joint Repurchase Agreements		1,602,388

	Shares

Other Investment Companies - 0.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 4.80%[4]	187,576	187,576

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 4.88%[4]	281,365	281,365

Total Other Investment Companies		468,941

Total Short-Term Investments (Cost $2,071,329)		2,071,329

Total Investments - 99.2% (Cost $90,632,290)		103,875,971

Derivatives - (0.9)%[5]		(950,749)

Other Assets, less Liabilities - 1.7%		1,803,580

Net Assets - 100.0%		$104,728,802

The accompanying notes are an integral part of these financial statements.

2

AMG Veritas Global Real Return Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]

Some of these securities, amounting to $4,557,586 or 4.4% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, the value of this security amounted to $2,108,886 or 2.0% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the September 30, 2024, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[5]	Includes Futures Contracts. Please refer to the Open Futures Contracts table for the details.

Open Futures Contracts
Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
EURO STOXX 50	EUR	260	Short	12/20/24	$(14,557,776)	$(393,179)

S&P 500 E-Mini Index	USD	97	Short	12/20/24	(28,199,112)	(557,570)

					Total	$(950,749)

CURRENCY ABBREVIATIONS:

EUR	Euro Dollar

USD	U.S. Dollar

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2024:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Industrials	$6,931,524	$17,588,350	—	$24,519,874

Health Care	19,922,245	2,122,016	—	22,044,261

Consumer Discretionary	6,935,016	6,661,809	—	13,596,825

Financials	11,262,626	—	—	11,262,626

Consumer Staples	—	9,939,173	—	9,939,173

Communication Services	9,402,673	—	—	9,402,673

Information Technology	7,698,440	1,298,473	—	8,996,913

Materials	2,042,297	—	—	2,042,297

Short-Term Investments

Joint Repurchase Agreements	—	1,602,388	—	1,602,388

Other Investment Companies	468,941	—	—	468,941

Total Investments in Securities	$64,663,762	$39,212,209	—	$103,875,971

Financial Derivative Instruments - Liabilities

Equity Futures Contracts	$ (950,749)	—	—	$ (950,749)

Total Financial Derivative Instruments	$ (950,749)	—	—	$ (950,749)

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended September 30, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

3

AMG Veritas Global Real Return Fund Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at September 30, 2024:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	—	Unrealized depreciation on futures contracts[1]	$950,749

For the fiscal year ended September 30, 2024, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income were as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation
Equity contracts	Net realized loss on futures contracts	$(5,658,438)	Net change in unrealized appreciation/ depreciation on futures contracts	$(1,938,328)

[1]	The Fund had cash deposits with the futures broker of $3,453,464.

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities September 30, 2024

AMG Veritas Global Real Return Fund

Assets:

Investments at value[1] (including securities on loan valued at $4,557,586)	$103,875,971

Cash deposits for futures contracts	3,453,464

Receivable for investments sold	869,153

Dividend and interest receivables	199,266

Securities lending income receivable	693

Receivable for Fund shares sold	13,884

Receivable from affiliate	8,964

Prepaid expenses and other assets	9,852

Total assets	108,431,247

Liabilities:

Payable upon return of securities loaned	1,602,388

Payable for investments purchased	962,145

Payable for Fund shares repurchased	33,410

Unrealized depreciation on futures contracts	950,749

Accrued expenses:

Investment advisory and management fees	76,005

Administrative fees	12,955

Shareholder service fees	4,405

Other	60,388

Total liabilities	3,702,445

Commitments and Contingencies (Notes 2 & 6)

Net Assets	$104,728,802

[1] Investments at cost	$90,632,290

Net Assets Represent:

Paid-in capital	$102,409,159

Total distributable earnings	2,319,643

Net Assets	$104,728,802

Class I:

Net Assets	$104,728,802

Shares outstanding	2,644,995

Net asset value, offering and redemption price per share	$39.60

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations For the fiscal year ended September 30, 2024

AMG Veritas Global Real Return Fund

Investment Income:

Dividend income	$1,698,866

Securities lending income	2,673

Foreign withholding tax	(127,645)

Total investment income	1,573,894

Expenses:

Investment advisory and management fees	966,415

Administrative fees	164,730

Shareholder servicing fees - Class I	50,023

Custodian fees	44,324

Professional fees	43,810

Registration fees	32,744

Reports to shareholders	31,609

Transfer agent fees	9,806

Trustee fees and expenses	8,721

Interest expense	4,016

Miscellaneous	6,549

Total expenses before offsets	1,362,747

Expense reimbursements	(89,498)

Total expenses	1,273,249

Net investment income	300,645

Net Realized and Unrealized Gain:

Net realized gain on investments	8,741,139

Net realized loss on futures contracts	(5,658,438)

Net realized loss on foreign currency transactions	(11,634)

Net change in unrealized appreciation/depreciation on investments	15,281,519

Net change in unrealized appreciation/depreciation on futures contracts	(1,938,328)

Net change in unrealized appreciation/depreciation on foreign currency translations	8,482

Net realized and unrealized gain	16,422,740

Net increase in net assets resulting from operations	$16,723,385

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets For the fiscal years ended September 30,

	AMG Veritas Global Real Return Fund

	2024	2023

Increase in Net Assets Resulting From Operations:

Net investment income	$300,645	$100,365

Net realized gain (loss) on investments	3,071,067	(8,432,213)

Net change in unrealized appreciation/depreciation on investments	13,351,673	19,970,380

Net increase in net assets resulting from operations	16,723,385	11,638,532

Distributions to Shareholders:

Class I	(33,698)	(11,517,886)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(21,563,228)	(2,194,912)

Total decrease in net assets	(4,873,541)	(2,074,266)

Net Assets:

Beginning of year	109,602,343	111,676,609

End of year	$104,728,802	$109,602,343

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

AMG Veritas Global Real Return Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class I	2024	2023	2022	2021	2020

Net Asset Value, Beginning of Year	$33.99	$34.19	$41.54	$55.88	$49.78

Income (loss) from Investment Operations:

Net investment income (loss)[1]	0.10 [2]	0.03 [2]	(0.07)[2]	(0.20)[2]	(0.22)

Net realized and unrealized gain (loss) on investments	5.52	3.51	(7.28)	9.99	12.84

Total income (loss) from investment operations	5.62	3.54	(7.35)	9.79	12.62

Less Distributions to Shareholders from:

Net investment income	(0.01)	(0.60)	—	—	—

Net realized gain on investments	—	(3.14)	—	(24.01)	(6.52)

Paid in capital	—	—	—	(0.12)	—

Total distributions to shareholders	(0.01)	(3.74)	—	(24.13)	(6.52)

Net Asset Value, End of Year	$39.60	$33.99	$34.19	$41.54	$55.88

Total Return[3]	16.54%[2]	11.19%[2]	(17.69)%[2]	19.79%[2,4]	27.84%

Ratio of expenses to average net assets	1.16%[5]	1.16%[5]	1.15%	1.15%	1.17%

Ratio of gross expenses to average net assets	1.24%[6]	1.22%[6]	1.18%[6]	1.16%[6]	1.17%

Ratio of net investment income (loss) to average net assets	0.27%[2]	0.09%[2]	(0.17)%[2]	(0.42)%[2]	(0.46)%

Portfolio turnover	33%	34%	22%	235%	215%

Net assets end of year (000’s) omitted	$104,729	$109,602	$111,677	$164,206	$194,647

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes a non-recurring securities litigation gain. Had the Fund not received the payment total return would have been 19.18%.

[5]

Includes interest expense totaling less than 0.01% for the fiscal year ended September 30, 2024 and 0.01% for the fiscal year ended September 30, 2023 related to participation in the interfund lending program.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

8

Notes to Financial Statements September 30, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Veritas Global Real Return Fund (the “Fund”).

The Fund is non-diversified.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the

Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, futures contracts, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government

9

Notes to Financial Statements (continued)

securities, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences. Temporary differences are primarily due to wash sale loss deferrals and mark to market of open futures contracts.

The tax character of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 was as follows:

Distributions paid from:	2024	2023

Ordinary income *	$33,698	$4,128,919

Long-term capital gains	—	7,388,967

	$33,698	$11,517,886

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$11,038,192

Undistributed ordinary income	279,179

At September 30, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation

$90,798,239	$18,221,034	$(5,142,378)	$13,078,656

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2024, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

10

Notes to Financial Statements (continued)

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2024, the Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Short-Term	Long-Term	Total

$6,685,020	$4,353,172	$11,038,192

For the fiscal year ended September 30, 2024, the Fund utilized capital loss carryovers in the amount of:

Short-Term	Long-Term

—	$2,984,693

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended September 30, 2024 and September 30, 2023, the capital stock transactions by class for the Fund were as follows:

	September 30, 2024		September 30, 2023

	Shares	Amount	Shares	Amount

Class I:

Shares sold	117,961	$4,236,645	421,591	$14,592,747

Shares issued in reinvestment of distributions	903	32,114	319,544	10,065,650

Shares redeemed	(697,991)	(25,831,987)	(783,762)	(26,853,309)

Net decrease	(579,127)	$(21,563,228)	(42,627)	$(2,194,912)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Securities Lending Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2024, the market value of Repurchase Agreements outstanding was $1,602,388.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Fund and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Veritas Asset Management LLP (“Veritas”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Veritas.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended

11

Notes to Financial Statements (continued)

September 30, 2024, the Fund paid an investment management fee at the annual rate of 0.88% of the average daily net assets of the Fund. The fee paid to Veritas for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

The Investment Manager has contractually agreed, through at least February 1, 2025, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal year ended September 30, 2024, the Investment Manager reimbursed the Fund $89,498, and did not recoup any previously reimbursed expenses. At September 30, 2024, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$43,426

1-2 years	67,562

2-3 years	89,498

Total	$200,486

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended September 30, 2024, was as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class I	0.15%	0.05%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At September 30, 2024, the Fund had no interfund loans outstanding. The Fund did not lend during the fiscal year ended September 30, 2024.

The Fund utilized the interfund loan program during the fiscal year ended September 30, 2024 as follows:

Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

$1,075,401	22	$4,016	6.195%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2024, were $35,208,354 and $59,060,404, respectively.

12

Notes to Financial Statements (continued)

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2024.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at September 30, 2024, was as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$4,557,586	$1,602,388	$3,092,511	$4,694,899

The following table summarizes the securities received as collateral for securities lending at September 30, 2024:

Collateral Type	Coupon Range	Maturity Date Range

U.S. Treasury Obligations	0.125%-7.625%	11/15/24-02/15/52

5. FUND RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) currency and price fluctuations. Please refer to the Fund’s prospectus for additional information about the Fund’s principal risks.

Market Risk: Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Management Risk: Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Veritas’s investment techniques and risk analysis will produce the desired result.

Non-Diversified Fund Risk: The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a regulated investment company accorded favorable tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

Focused Investment Risk: A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Foreign Investment Risk: Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Emerging Markets Risk: Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Political Risk: Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Currency Risk: Fluctuations in exchange rates may affect the total loss or gain on a non U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: The use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

13

Notes to Financial Statements (continued)

Leverage Risk: Borrowing and some derivative investments such as futures, forward commitment transactions and swaps may increase volatility and magnify smaller adverse market movements into relatively larger losses.

Credit and Counterparty Risk: The issuer of bonds or other debt securities or a counterparty to a derivatives contract (including over-the-counter counterparties as well as brokers and clearinghouses in respect of exchange-traded and/or cleared products) may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Large-Capitalization Stock Risk: The stocks of large capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Mid-Capitalization Stock Risk: The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Small-Capitalization Stock Risk: Although the Fund may invest in securities in any capitalization range, securities of small-capitalization companies may pose additional risks. The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk: Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Exchange-Traded Fund Risk: Because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

High Cash Balance Risk: When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

Liquidity Risk: The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended September 30, 2024, the average monthly balances of derivative financial instruments outstanding were as follows:

Financial Futures Contracts

Average number of contracts sold	344

Average notional value of contracts sold	$36,781,302

8. FUTURES CONTRACTS

The Fund generally expects to take short positions in index futures as an alternative to selling short individual stocks in order to adjust the Fund’s exposure to a particular market and seek to preserve capital.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Fund depending on the fluctuations in the value of the futures contracts and the value of cash or securities on deposit with the futures broker. The Fund must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Fund. The Fund pays or receives variation margin periodically. As of September 30, 2024, the Fund had total equity in the futures account of $2,502,715 which consists of cash deposited with the futures broker of $3,453,464 and net unrealized depreciation on open futures contracts of $950,749.

Variation margin on futures contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as net change in unrealized appreciation (depreciation) on futures contracts until the contracts are closed, when they are recorded as net realized gains (loss) on futures contracts.

14

Notes to Financial Statements (continued)

9. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Securities Lending Program, Repurchase Agreements and derivatives, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4 and for futures transactions, see Note 10.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2024:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Cantor Fitzgerald Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—

National Bank Financial, Inc.	602,388	—	602,388	602,388	—

Total	$1,602,388	—	$1,602,388	$1,602,388	—

10. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds I and Shareholders of AMG Veritas Global Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Veritas Global Real Return Fund (one of the funds constituting AMG Funds I, referred to hereafter as the “Fund”) as of September 30, 2024, the related statement of operations for the year ended September 30, 2024, the statements of changes in net assets for each of the two years in the period ended September 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2024 and the financial highlights for each of the five years in the period ended September 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2024

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

16

Other Information (unaudited)

TAX INFORMATION

AMG Veritas Global Real Return Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Veritas Global Real Return Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2024, or if subsequently determined to be different, the net capital gains of such year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended September 30, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended September 30, 2024, was $8,721, which is reflected as “Trustee fees and expenses” on the Statement of Operations. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended September 30, 2024.

17

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

AMG Veritas Global Real Return Fund: Approval of Investment Management Agreement and Subadvisory Agreement on June 12, 2024

At an in-person meeting held on June 12, 2024, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Veritas Global Real Return Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”); and (ii) the Subadvisory Agreement with respect to the Fund, as amended at any time prior to the date of the meeting (the “Subadvisory Agreement”), with Veritas Asset Management LLP, the Fund’s subadviser (the “Subadviser”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for the Fund (the “Peer Group”), performance information for the relevant benchmark index for the Fund (the “Fund Benchmark”), other relevant matters, including management fees, the profitability of the Investment Manager and the Subadviser, and the potential for economies of scale that may be shared with the Fund, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 12, 2024 meeting and prior meetings relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of the Fund as compared to

18

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT (continued)

the Subadviser’s relevant performance composite that utilizes a similar investment strategy and approach, and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Fund and its discussions with the management of the Fund’s subadviser during the period regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (the Fund’s sole share class) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2024, was below, below, above, and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the Bloomberg U.S. Treasury Inflation-Linked Bond Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to the Peer Group and the fact that the Fund ranked in the top percentile relative to its Peer Group for the 10-year period and the top quintile relative to its Peer Group for the 5-year period and also outperformed the Benchmark for the 1-year and 3-year periods. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective March 19, 2021, and that the performance information prior to that date reflected that of the Fund’s prior subadviser and investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 12, 2024 meeting and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as

Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Fund. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also, with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationship. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also, with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2024, were both rated in the Below Average rating level of the Fund’s Peer Group. The Trustees noted that the rating level corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2025, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.11%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

* * * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 12, 2024, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

19

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Veritas Asset Management LLP

1 Smart’s Place

London, WC2B 5LW

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at wealth.amg.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at wealth.amg.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com	093024	AR073

ANNUAL FINANCIAL STATEMENTS

AMG Funds

September 30, 2024

AMG Systematica Managed Futures Strategy Fund
Class N: SMFNX	Class I: SMFIX	Class Z: SMFZX

wealth.amg.com	093024	AR092

AMG Funds Annual Financial Statements — September 30, 2024

TABLE OF CONTENTS	PAGE

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Portfolio Investments	2

Consolidated Statement of Assets and Liabilities	11
Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Consolidated Statement of Operations	13
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Consolidated Statement of Changes in Net Assets	14
Detail of changes in assets for the past fiscal period

Consolidated Financial Highlights	15
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Consolidated Financial Statements	18
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

OTHER INFORMATION	27

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT	28

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments September 30, 2024

	Principal Amount	Value

Short-Term Investments - 83.0%

Repurchase Agreements - 83.0%

Fixed Income Clearing Corp., dated 09/30/24, due 10/01/24, 4.650% total to be received $5,008,647 (collateralized by a U.S. Treasury, 0.125%, 04/15/25, totaling $5,108,210)	$5,008,000	$5,008,000

Total Short-Term Investments (Cost $5,008,000)		5,008,000

[1]	Includes Futures Contracts and Forward Foreign Currency Exchange Contracts. Please refer to the Open Futures Contracts table and Open Forward Foreign Currency Exchange Contracts table for the details.
[2]	Includes cash deposits for futures contracts of $873,298, and cash deposits for forward foreign currency exchange contracts of $50,000, which equates to 15.3% of net assets.

Value

Total Investments - 83.0% (Cost $5,008,000)	$5,008,000

Derivatives - 1.9%[1]	115,233

Other Assets, less Liabilities - 15.1%[2]	910,610

Net Assets - 100.0%	$6,033,843

Open Futures Contracts
Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)

3 Month Euribor	EUR	6	Long	03/15/27	$1,636,164	$2,321

3-Month Secured Overnight Financing Rate	USD	1	Long	06/15/27	242,325	1,124

3-Month Secured Overnight Financing Rate	USD	1	Long	06/20/28	242,038	774

3-Month Secured Overnight Financing Rate	USD	1	Long	09/14/27	242,250	874

3-Month Secured Overnight Financing Rate	USD	1	Long	09/19/28	241,963	761

3-Month Secured Overnight Financing Rate	USD	1	Long	12/19/28	241,888	(39)

3-Month Secured Overnight Financing Rate	USD	1	Long	12/14/27	242,188	824

3-Month Secured Overnight Financing Rate	USD	2	Long	03/14/28	484,225	735

Australian 10 Year Treasury Bond	AUD	7	Long	12/16/24	563,294	(4,387)

Australian 3 Year Treasury Bond	AUD	16	Long	12/16/24	1,185,572	(2,812)

Canadian 10 Year Government Bond	CAD	13	Long	12/18/24	1,201,619	8,883

CMX HG Copper [1]	USD	1	Long	12/27/24	113,825	(702)

E-mini Dow Jones Industrial Average Index	USD	1	Long	12/20/24	213,215	4,099

E-mini Russell 2000 Index	USD	1	Long	12/20/24	112,460	(1,036)

EURO STOXX 50	EUR	1	Long	12/20/24	55,991	(45)

Euro-Bobl	EUR	2	Long	12/06/24	267,267	3,005

EURO-BTP	EUR	3	Long	12/06/24	405,643	10,518

Euro-Bund	EUR	2	Long	12/06/24	300,372	2,370

Euro-OAT	EUR	5	Long	12/06/24	705,960	(1)

Euro-Schatz	EUR	7	Long	12/06/24	835,113	2,936

FTSE 100 Index	GBP	2	Long	12/20/24	221,626	(1,205)

FTSE MIB Index	EUR	1	Long	12/20/24	189,530	2,497

FTSE Taiwan Index	USD	2	Long	10/30/24	149,280	(3,746)

Gold[1]	USD	3	Long	12/27/24	797,820	45,494

Hang Seng Index	HKD	1	Long	10/30/24	136,856	7,825

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments (continued)

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)

Hang Seng China Enterprises Index	HKD	1	Long	10/30/24	$48,592	$2,835

Japan 10 Year Government Bond	JPY	1	Long	12/13/24	1,006,436	2,763

Korea 10-Year Government Bond	KRW	9	Long	12/17/24	807,846	(2,096)

Korea 3-Year Government Bond	KRW	28	Long	12/17/24	2,277,128	302

Lean Hogs[1]	USD	1	Long	12/13/24	29,310	(392)

LME Copper [1]	USD	1	Long	10/14/24	242,902	11,649

LME Copper [1]	USD	2	Long	11/18/24	488,612	20,633

LME Copper [1]	USD	1	Long	12/16/24	245,509	8,144

Long Gilt	GBP	5	Long	12/27/24	657,980	(10,725)

MSCI Singapore Index	SGD	6	Long	10/29/24	160,311	672

NIFTY 50	USD	5	Long	10/31/24	260,065	(1,699)

OMX Stockholm 30	SEK	6	Long	10/18/24	155,127	632

S&P 500 E-Mini Index	USD	1	Long	12/20/24	290,713	1,674

S&P/TSX 60 Index Standard	CAD	4	Long	12/19/24	854,390	8,611

SET50 Index	THB	44	Long	12/27/24	250,155	(2,762)

SFE SPI 200 Index	AUD	4	Long	12/19/24	574,235	7,667

Short-Term Euro-BTP	EUR	15	Long	12/06/24	1,797,793	13,894

Silver[1]	USD	2	Long	12/27/24	314,580	476

Sugar #11 [1]	USD	1	Long	02/28/25	25,166	98

U.S. Treasury 10-Year Note	USD	4	Long	12/19/24	457,125	(551)

U.S. Treasury 10-Year Ultra Bond	USD	3	Long	12/19/24	354,891	(1,550)

U.S. Treasury 2-Year Note	USD	5	Long	12/31/24	1,041,211	1,402

U.S. Treasury 5-Year Note	USD	6	Long	12/31/24	659,297	(279)

U.S. Treasury Bond	USD	2	Long	12/19/24	248,375	186

U.S. Treasury Ultra Bond	USD	1	Long	12/19/24	133,094	(1,672)

Brent Crude Oil[1]	USD	1	Short	11/29/24	(71,460)	1,679

Brent Crude Oil[1]	USD	1	Short	12/30/24	(71,280)	2,169

Brent Crude Oil[1]	USD	1	Short	10/31/24	(71,700)	(721)

CAC 40	EUR	1	Short	10/18/24	(85,150)	(1,824)

Canola[1]	CAD	5	Short	11/14/24	(44,645)	(1,807)

Corn [1]	USD	12	Short	12/13/24	(254,850)	16,585

FTSE China A50 Index	USD	15	Short	10/30/24	(208,500)	(18,388)

LME Copper [1]	USD	1	Short	10/14/24	(242,902)	(16,010)

LME Copper [1]	USD	2	Short	11/18/24	(488,613)	(32,514)

LME Copper [1]	USD	1	Short	12/16/24	(245,509)	(7,279)

Low Sulphur Gasoil[1]	USD	1	Short	01/10/25	(65,650)	(426)

Low Sulphur Gasoil[1]	USD	1	Short	11/12/24	(66,025)	4,124

Low Sulphur Gasoil[1]	USD	1	Short	12/12/24	(65,650)	3,649

Natural Gas[1]	USD	3	Short	12/27/24	(108,060)	(1,535)

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments (continued)

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)

Natural Gas[1]	USD	3	Short	01/29/25	$(104,520)	$(8,233)

Natural Gas[1]	USD	1	Short	10/29/24	(29,230)	(2,881)

Natural Gas[1]	USD	2	Short	11/26/24	(66,900)	(824)

RBOB Gasoline [1]	USD	1	Short	10/31/24	(81,274)	(1,199)

RBOB Gasoline [1]	USD	1	Short	11/29/24	(80,060)	(325)

Soybean[1]	USD	3	Short	11/14/24	(158,550)	(2,319)

Soybean Meal[1]	USD	2	Short	12/13/24	(68,320)	(7,515)

Soybean Oil [1]	USD	7	Short	12/13/24	(181,902)	1,178

ULSD NY Harbor [1]	USD	1	Short	10/31/24	(90,485)	10,738

ULSD NY Harbor [1]	USD	1	Short	11/29/24	(90,850)	(195)

Wheat[1]	USD	8	Short	12/13/24	(233,600)	(11,726)

					Total	$65,380

[1]	Investment is held by AMG Systematica Subsidiary Fund I, a wholly-owned subsidiary of AMG Systematica Managed Futures Strategy Fund.

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro Dollar

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

SEK	Sweden Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

Open Forward Foreign Currency Exchange Contracts
Currency Purchased	Amount	Currency Sold	Amount	Expiration	Counterparty	Unrealized Appreciation/ Depreciation

Australian Dollar	22,012	U.S. Dollar	14,808	10/16/24	UBS AG	$414

Australian Dollar	154,080	U.S. Dollar	103,655	10/16/24	UBS AG	2,897

Australian Dollar	200,000	U.S. Dollar	136,685	10/16/24	UBS AG	1,622

Australian Dollar	100,000	U.S. Dollar	67,812	10/16/24	UBS AG	1,341

Australian Dollar	100,000	U.S. Dollar	68,238	10/16/24	UBS AG	915

Australian Dollar	100,000	U.S. Dollar	68,828	10/16/24	UBS AG	325

Australian Dollar	100,000	U.S. Dollar	68,620	10/16/24	UBS AG	533

Australian Dollar	200,714	U.S. Dollar	134,056	10/16/24	UBS AG	4,745

Australian Dollar	145,206	U.S. Dollar	97,901	10/16/24	UBS AG	2,514

Australian Dollar	20,744	U.S. Dollar	13,986	10/16/24	UBS AG	359

Canadian Dollar	1,550	U.S. Dollar	1,147	10/01/24	UBS AG	(1)

Canadian Dollar	174	U.S. Dollar	129	10/01/24	UBS AG	(0)

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments (continued)

Currency Purchased	Amount	Currency Sold	Amount	Expiration	Counterparty	Unrealized Appreciation/ Depreciation

Canadian Dollar	134,458	U.S. Dollar	99,592	10/01/24	UBS AG	$(171)

Canadian Dollar	187	U.S. Dollar	139	10/01/24	UBS AG	(0)

Canadian Dollar	54	U.S. Dollar	40	10/16/24	UBS AG	0

Canadian Dollar	270,271	U.S. Dollar	200,210	10/16/24	UBS AG	(295)

Canadian Dollar	1,550	U.S. Dollar	1,147	10/16/24	UBS AG	(1)

Canadian Dollar	349	U.S. Dollar	257	10/16/24	UBS AG	1

Canadian Dollar	132,605	U.S. Dollar	98,514	10/16/24	UBS AG	(428)

Canadian Dollar	143	U.S. Dollar	106	10/16/24	UBS AG	0

Canadian Dollar	26	U.S. Dollar	19	10/16/24	UBS AG	0

Canadian Dollar	1,610	U.S. Dollar	1,189	10/16/24	UBS AG	2

Canadian Dollar	14	U.S. Dollar	10	10/16/24	UBS AG	0

Canadian Dollar	1,018	U.S. Dollar	756	10/16/24	UBS AG	(3)

Canadian Dollar	268,801	U.S. Dollar	199,755	10/16/24	UBS AG	(927)

Canadian Dollar	270,871	U.S. Dollar	200,129	10/16/24	UBS AG	229

Canadian Dollar	134,041	U.S. Dollar	99,034	10/16/24	UBS AG	113

Canadian Dollar	1,385	U.S. Dollar	1,026	10/16/24	UBS AG	(1)

Swiss Franc	2,639	U.S. Dollar	3,135	10/01/24	UBS AG	(17)

Swiss Franc	85,495	U.S. Dollar	101,357	10/16/24	UBS AG	(145)

Swiss Franc	2,184	U.S. Dollar	2,592	10/16/24	UBS AG	(7)

Swiss Franc	2,889	U.S. Dollar	3,433	10/16/24	UBS AG	(13)

Swiss Franc	84,034	U.S. Dollar	98,809	10/16/24	UBS AG	674

Swiss Franc	171,457	U.S. Dollar	202,645	10/16/24	UBS AG	333

Swiss Franc	4,508	U.S. Dollar	5,345	10/16/24	UBS AG	(8)

Swiss Franc	1,793	U.S. Dollar	2,120	10/16/24	UBS AG	3

Swiss Franc	508,031	U.S. Dollar	602,906	10/16/24	UBS AG	(1,477)

Swiss Franc	1,475	U.S. Dollar	1,750	10/16/24	UBS AG	(4)

Euro	100,000	U.S. Dollar	111,258	10/16/24	UBS AG	136

Euro	100,000	U.S. Dollar	111,304	10/16/24	UBS AG	90

Euro	100,000	U.S. Dollar	111,428	10/16/24	UBS AG	(34)

Euro	100,000	U.S. Dollar	110,596	10/16/24	UBS AG	798

Euro	307,957	U.S. Dollar	342,762	10/16/24	UBS AG	284

Euro	100,000	U.S. Dollar	111,529	10/16/24	UBS AG	(135)

Euro	392,043	U.S. Dollar	433,586	10/16/24	UBS AG	3,127

Euro	100,000	U.S. Dollar	110,933	10/16/24	UBS AG	461

British Pound	700,000	U.S. Dollar	918,181	10/16/24	UBS AG	17,676

British Pound	100,000	U.S. Dollar	133,356	10/16/24	UBS AG	338

British Pound	100,000	U.S. Dollar	131,039	10/16/24	UBS AG	2,655

Japanese Yen	135,387	U.S. Dollar	931	10/01/24	UBS AG	11

Japanese Yen	205,845	U.S. Dollar	1,428	10/16/24	UBS AG	8

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments (continued)

Currency Purchased	Amount	Currency Sold	Amount	Expiration	Counterparty	Unrealized Appreciation/ Depreciation

Japanese Yen	14,231,731	U.S. Dollar	99,139	10/16/24	UBS AG	$118

Japanese Yen	29,095,252	U.S. Dollar	201,802	10/16/24	UBS AG	1,118

Japanese Yen	439,333	U.S. Dollar	3,074	10/16/24	UBS AG	(10)

Japanese Yen	46,094	U.S. Dollar	323	10/16/24	UBS AG	(2)

Japanese Yen	204,974	U.S. Dollar	1,446	10/16/24	UBS AG	(17)

Japanese Yen	588,679	U.S. Dollar	4,086	10/16/24	UBS AG	20

Japanese Yen	14,113,528	U.S. Dollar	99,841	10/16/24	UBS AG	(1,408)

Japanese Yen	134,388	U.S. Dollar	948	10/16/24	UBS AG	(11)

Japanese Yen	92,392	U.S. Dollar	657	10/16/24	UBS AG	(12)

Norwegian Krone	5,929	U.S. Dollar	565	10/01/24	UBS AG	(3)

Norwegian Krone	1,065,796	U.S. Dollar	100,606	10/16/24	UBS AG	407

Norwegian Krone	12,959	U.S. Dollar	1,224	10/16/24	UBS AG	4

Norwegian Krone	4,374	U.S. Dollar	413	10/16/24	UBS AG	2

Norwegian Krone	28,848	U.S. Dollar	2,731	10/16/24	UBS AG	4

Norwegian Krone	1,044,299	U.S. Dollar	100,238	10/16/24	UBS AG	(1,263)

Norwegian Krone	10,276	U.S. Dollar	973	10/16/24	UBS AG	1

Norwegian Krone	1,051,934	U.S. Dollar	100,649	10/16/24	UBS AG	(950)

New Zealand Dollar	100,000	U.S. Dollar	63,623	10/02/24	UBS AG	(93)

New Zealand Dollar	100,000	U.S. Dollar	63,583	10/02/24	UBS AG	(53)

New Zealand Dollar	300,000	U.S. Dollar	186,996	10/16/24	UBS AG	3,606

New Zealand Dollar	400,000	U.S. Dollar	247,936	10/16/24	UBS AG	6,199

New Zealand Dollar	100,000	U.S. Dollar	62,511	10/16/24	UBS AG	1,023

New Zealand Dollar	100,000	U.S. Dollar	62,240	10/16/24	UBS AG	1,294

New Zealand Dollar	100,000	U.S. Dollar	63,246	10/16/24	UBS AG	287

Sweden Krona	45,329	U.S. Dollar	4,493	10/01/24	UBS AG	(29)

Sweden Krona	1,011,799	U.S. Dollar	99,486	10/16/24	UBS AG	222

Sweden Krona	12,744	U.S. Dollar	1,229	10/16/24	UBS AG	27

Sweden Krona	5,648	U.S. Dollar	557	10/16/24	UBS AG	0

Sweden Krona	5,177,053	U.S. Dollar	500,232	10/16/24	UBS AG	9,945

Sweden Krona	1,006,767	U.S. Dollar	99,076	10/16/24	UBS AG	136

Sweden Krona	31,573	U.S. Dollar	3,061	10/16/24	UBS AG	50

Sweden Krona	974,735	U.S. Dollar	94,184	10/16/24	UBS AG	1,872

Sweden Krona	48,335	U.S. Dollar	4,764	10/16/24	UBS AG	(1)

Sweden Krona	15,863	U.S. Dollar	1,571	10/16/24	UBS AG	(8)

U.S. Dollar	68,831	Australian Dollar	100,000	10/16/24	UBS AG	(322)

U.S. Dollar	28,557	Australian Dollar	42,756	10/16/24	UBS AG	(1,011)

U.S. Dollar	1,147	Canadian Dollar	1,550	10/01/24	UBS AG	1

U.S. Dollar	42,857	Canadian Dollar	57,779	10/01/24	UBS AG	134

U.S. Dollar	57,143	Canadian Dollar	77,040	10/01/24	UBS AG	179

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments (continued)

Currency Purchased	Amount	Currency Sold	Amount	Expiration	Counterparty	Unrealized Appreciation/ Depreciation

U.S. Dollar	420	Canadian Dollar	571	10/16/24	UBS AG	$(2)

U.S. Dollar	315	Canadian Dollar	427	10/16/24	UBS AG	(1)

U.S. Dollar	11	Canadian Dollar	15	10/16/24	UBS AG	(0)

U.S. Dollar	865	Canadian Dollar	1,168	10/16/24	UBS AG	1

U.S. Dollar	98,967	Canadian Dollar	134,381	10/16/24	UBS AG	(432)

U.S. Dollar	220	Canadian Dollar	297	10/16/24	UBS AG	(0)

U.S. Dollar	99,623	Canadian Dollar	134,458	10/16/24	UBS AG	167

U.S. Dollar	100,249	Canadian Dollar	136,199	10/16/24	UBS AG	(495)

U.S. Dollar	3,105	Swiss Franc	2,630	10/01/24	UBS AG	(3)

U.S. Dollar	9	Swiss Franc	8	10/01/24	UBS AG	0

U.S. Dollar	4,832	Swiss Franc	4,067	10/02/24	UBS AG	25

U.S. Dollar	97,602	Swiss Franc	82,800	10/16/24	UBS AG	(420)

U.S. Dollar	1,148	Swiss Franc	970	10/16/24	UBS AG	(0)

U.S. Dollar	947	Swiss Franc	800	10/16/24	UBS AG	(0)

U.S. Dollar	1,398	Swiss Franc	1,184	10/16/24	UBS AG	(4)

U.S. Dollar	1,721	Swiss Franc	1,451	10/16/24	UBS AG	3

U.S. Dollar	3,299	Swiss Franc	2,780	10/16/24	UBS AG	7

U.S. Dollar	2,458	Swiss Franc	2,070	10/16/24	UBS AG	8

U.S. Dollar	3,140	Swiss Franc	2,639	10/16/24	UBS AG	16

U.S. Dollar	4,071	Swiss Franc	3,426	10/16/24	UBS AG	15

U.S. Dollar	3,736	Swiss Franc	3,130	10/16/24	UBS AG	30

U.S. Dollar	110,767	Euro	100,000	10/16/24	UBS AG	(627)

U.S. Dollar	110,301	Euro	100,000	10/16/24	UBS AG	(1,093)

U.S. Dollar	110,614	Euro	100,000	10/16/24	UBS AG	(780)

U.S. Dollar	111,318	Euro	100,000	10/16/24	UBS AG	(76)

U.S. Dollar	111,871	Euro	100,000	10/16/24	UBS AG	477

U.S. Dollar	131,085	British Pound	100,000	10/16/24	UBS AG	(2,609)

U.S. Dollar	133,500	British Pound	100,000	10/16/24	UBS AG	(194)

U.S. Dollar	7	Japanese Yen	999	10/01/24	UBS AG	0

U.S. Dollar	946	Japanese Yen	134,388	10/01/24	UBS AG	11

U.S. Dollar	6,471	Japanese Yen	923,123	10/02/24	UBS AG	46

U.S. Dollar	2	Japanese Yen	284	10/02/24	UBS AG	0

U.S. Dollar	405	Japanese Yen	57,651	10/16/24	UBS AG	3

U.S. Dollar	405	Japanese Yen	57,651	10/16/24	UBS AG	3

U.S. Dollar	2,264	Japanese Yen	323,247	10/16/24	UBS AG	10

U.S. Dollar	1,482	Japanese Yen	207,524	10/16/24	UBS AG	35

U.S. Dollar	30	Japanese Yen	4,374	10/16/24	UBS AG	(0)

U.S. Dollar	2,401	Japanese Yen	339,978	10/16/24	UBS AG	30

U.S. Dollar	571	Japanese Yen	81,167	10/16/24	UBS AG	5

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments (continued)

Currency Purchased	Amount	Currency Sold	Amount	Expiration	Counterparty	Unrealized Appreciation/ Depreciation

U.S. Dollar	1,306	Japanese Yen	186,509	10/16/24	UBS AG	$5

U.S. Dollar	719	Japanese Yen	100,634	10/16/24	UBS AG	17

U.S. Dollar	560	Norwegian Krone	5,918	10/01/24	UBS AG	(1)

U.S. Dollar	644	Norwegian Krone	6,758	10/02/24	UBS AG	4

U.S. Dollar	84	Norwegian Krone	881	10/16/24	UBS AG	1

U.S. Dollar	565	Norwegian Krone	5,929	10/16/24	UBS AG	3

U.S. Dollar	671	Norwegian Krone	7,108	10/16/24	UBS AG	(3)

U.S. Dollar	716	Norwegian Krone	7,750	10/16/24	UBS AG	(19)

U.S. Dollar	101,160	Norwegian Krone	1,079,728	10/16/24	UBS AG	(1,173)

U.S. Dollar	149	Norwegian Krone	1,574	10/16/24	UBS AG	(0)

U.S. Dollar	12	Norwegian Krone	127	10/16/24	UBS AG	0

U.S. Dollar	333	Norwegian Krone	3,487	10/16/24	UBS AG	3

U.S. Dollar	354	Norwegian Krone	3,790	10/16/24	UBS AG	(5)

U.S. Dollar	61,992	New Zealand Dollar	100,000	10/16/24	UBS AG	(1,542)

U.S. Dollar	4,462	Sweden Krona	45,288	10/01/24	UBS AG	2

U.S. Dollar	4	Sweden Krona	41	10/01/24	UBS AG	0

U.S. Dollar	961	Sweden Krona	9,708	10/02/24	UBS AG	5

U.S. Dollar	4,496	Sweden Krona	45,329	10/16/24	UBS AG	29

U.S. Dollar	615	Sweden Krona	6,235	10/16/24	UBS AG	0

U.S. Dollar	50	Sweden Krona	508	10/16/24	UBS AG	(0)

U.S. Dollar	5,094	Sweden Krona	51,719	10/16/24	UBS AG	(3)

U.S. Dollar	3,135	Sweden Krona	31,858	10/16/24	UBS AG	(5)

U.S. Dollar	4,723	Sweden Krona	47,911	10/16/24	UBS AG	1

U.S. Dollar	97,891	Sweden Krona	1,013,796	10/16/24	UBS AG	(2,014)

U.S. Dollar	600	Sweden Krona	6,098	10/16/24	UBS AG	(1)

					Total	$49,853

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Short-Term Investments

Repurchase Agreements	—	$5,008,000	—	$5,008,000

Total Investments in Securities	—	$5,008,000	—	$5,008,000

Financial Derivative Instruments - Assets

Commodity Futures Contracts	$126,616	—	—	$126,616

Equity Futures Contracts	36,512	—	—	36,512

Forward Foreign Currency Exchange Contracts	—	$70,215	—	70,215

Interest Rate Futures Contracts	53,672	—	—	53,672

Financial Derivative Instruments - Liabilities

Commodity Futures Contracts	(96,603)	—	—	(96,603)

Equity Futures Contracts	(30,705)	—	—	(30,705)

Forward Foreign Currency Exchange Contracts	—	(20,362)	—	(20,362)

Interest Rate Futures Contracts	(24,112)	—	—	(24,112)

Total Financial Derivative Instruments	$65,380	$49,853	—	$115,233

For the fiscal period ended September 30, 2024, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at September 30, 2024:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Commodity contracts	Unrealized appreciation on futures contracts	$126,616	Unrealized depreciation on futures contracts	$96,603

Equity contracts	Unrealized appreciation on futures contracts	36,512	Unrealized depreciation on futures contracts	30,705

Interest rate contracts	Unrealized appreciation on futures contracts	53,672	Unrealized depreciation on futures contracts	24,112

Forward Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency contracts	70,215	Unrealized depreciation on forward foreign currency contracts	20,362

	Totals	$287,015		$171,782

For the fiscal period ended September 30, 2024, the effect of derivative instruments on the Consolidated Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income were as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation
Derivatives not accounted for as hedging instruments	Consolidated Statement of Operations Location	Realized Gain/(Loss)	Consolidated Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation

Commodity contracts	Net realized loss on futures contracts	$(28,140)	Net change in unrealized appreciation/ depreciation on futures contracts	$30,013

Equity contracts	Net realized loss on futures contracts	(125,456)	Net change in unrealized appreciation/ depreciation on futures contracts	5,807

Interest rate contracts	Net realized loss on futures contracts	(130,155)	Net change in unrealized appreciation/ depreciation on futures contracts	29,560

Forward Foreign currency exchange contracts	Net realized loss on forward foreign currency exchange contracts	(184,768)	Net change in unrealized appreciation/ depreciation on forward foreign currency exchange contracts	49,853

	Totals	$(468,519)		$115,223

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities September 30, 2024

AMG Systematica Managed Futures Strategy Fund

Assets:

Repurchase Agreements at value[1]	$5,008,000

Cash deposits for futures contracts	873,298

Cash deposits for forward foreign currency exchange contracts	50,000

Unrealized appreciation on futures contracts	216,800

Unrealized appreciation on forward foreign currency exchange contracts	70,215

Interest receivables	740

Receivable from affiliate	27,371

Deferred offering costs	81,208

Total assets	6,327,632

Liabilities:

Unrealized depreciation on futures contracts	151,420

Unrealized depreciation on forward foreign currency exchange contracts	20,362

Payable to Affiliate	93,208

Accrued expenses:

Investment advisory and management fees	5,998

Administrative fees	750

Other	22,051

Total liabilities	293,789

Commitments and Contingencies (Notes 2 & 5)

Net Assets	$6,033,843

[1] Repurchase Agreements at cost	$5,008,000

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities (continued)

AMG Systematica Managed Futures Strategy Fund

Net Assets Represent:

Paid-in capital	$6,228,670

Total distributable loss	(194,827)

Net Assets	$6,033,843

Class N:

Net Assets	$47,784

Shares outstanding	5,000

Net asset value, offering and redemption price per share	$9.56

Class I:

Net Assets	$47,784

Shares outstanding	5,000

Net asset value, offering and redemption price per share	$9.56

Class Z:

Net Assets	$5,938,275

Shares outstanding	621,381

Net asset value, offering and redemption price per share	$9.56

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Operations For the period ended September 30, 2024

AMG Systematica Managed Futures Strategy Fund[1]

Investment Income:

Dividend income	$23,930

Interest income	100,929

Total investment income	124,859

Expenses:

Investment advisory and management fees	32,085

Administrative fees	4,010

Distribution fees - Class N	51

Organizational costs	286,681

Amortization of offering costs	55,673

Professional fees	49,810

Custodian fees	16,435

Registration fees	9,000

Reports to shareholders	7,606

Trustee fees and expenses	222

Transfer agent fees	186

Miscellaneous	2,207

Total expenses before offsets	463,966

Expense reimbursements	(426,538)

Investment advisory and management fees waiver	(2,137)

Administrative fees waiver	(267)

Distribution fees waiver - Class N	(51)

Net expenses	34,973

Net investment income	89,886

Net Realized and Unrealized Loss:

Net realized loss on forward foreign currency exchange contracts	(184,768)

Net realized loss on futures contracts	(283,751)

Net realized loss on foreign currency transactions	(5,766)

Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	49,853

Net change in unrealized appreciation/depreciation on futures contracts	65,380

Net change in unrealized appreciation/depreciation on foreign currency translations	3,009

Net realized and unrealized loss	(356,043)

Net decrease in net assets resulting from operations	$(266,157)

[1] Commencement of operations was May 1, 2024.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Changes in Net Assets For the period ended September 30, 2024

AMG Systematica Managed Futures Strategy Fund

2024[1]

Decrease in Net Assets Resulting From Operations:

Net investment income	$89,886

Net realized loss on investments	(474,285)

Net change in unrealized appreciation/depreciation on investments	118,242

Net decrease in net assets resulting from operations	(266,157)

Capital Share Transactions:[2]

Net increase from capital share transactions	6,300,000

Total increase in net assets	6,033,843

Net Assets:

Beginning of period	–

End of period	$6,033,843

[1]	Commencement of operations was May 1, 2024.
[2]	See Note 1(h) of the Notes to Consolidated Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Financial Highlights For a share outstanding throughout the fiscal period

For the fiscal period ended September 30,

Class N	2024 [1]

Net Asset Value, Beginning of Period	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.15

Net realized and unrealized loss on investments	(0.59)

Total loss from investment operations	(0.44)

Net Asset Value, End of Period	$9.56

Total Return[3,4]	(4.40)%[5]

Ratio of net expenses to average net assets	1.40%[6]

Ratio of gross expenses to average net assets[7]	10.96%[6,8]

Ratio of net investment income to average net assets[3]	3.61%[6]

Portfolio turnover	0%[5,9]

Net assets end of period (000’s) omitted	$48

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Financial Highlights For a share outstanding throughout the fiscal period

For the fiscal period ended September 30,

Class I	2024 [1]

Net Asset Value, Beginning of Period	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.15

Net realized and unrealized loss on investments	(0.59)

Total loss from investment operations	(0.44)

Net Asset Value, End of Period	$9.56

Total Return[3,4]	(4.40)%[5]

Ratio of net expenses to average net assets	1.40%[6]

Ratio of gross expenses to average net assets[7]	10.71%[6,8]

Ratio of net investment income to average net assets[3]	3.61%[6]

Portfolio turnover	0%[5,9]

Net assets end of period (000’s) omitted	$48

The accompanying notes are an integral part of these consolidated financial statements.

AMG Systematica Managed Futures Strategy Fund Consolidated Financial Highlights For a share outstanding throughout the fiscal period

For the fiscal period ended September 30,

Class Z	2024 [1]

Net Asset Value, Beginning of Period	$10.00

Income (loss) from Investment Operations:

Net investment income[2,3]	0.15

Net realized and unrealized loss on investments	(0.59)

Total loss from investment operations	(0.44)

Net Asset Value, End of Period	$9.56

Total Return[3,4]	(4.40)%[5]

Ratio of net expenses to average net assets	1.40%[6]

Ratio of gross expenses to average net assets[7]	10.71%[6,8]

Ratio of net investment income to average net assets[3]	3.61%[6]

Portfolio turnover	0%[5,9]

Net assets end of period (000’s) omitted	$5,938

[1]	Commencement of operations was May 1, 2024.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of period end.

[5]	Not annualized.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(d) and 2 in the Notes to Consolidated Financial Statements.)

[8]	Ratio does not reflect the annualization of audit fees and organizational costs.

[9]	There were no long-term transactions for the fiscal period ended September 30, 2024.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to Consolidated Financial Statements September 30, 2024

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Systematica Managed Futures Strategy Fund (the “Fund”). The Fund commenced operations on May 1, 2024.

The Fund offers Class N, Class I, and Class Z shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements:

a. BASIS OF CONSOLIDATION

The accompanying consolidated financial statements of the Fund include the accounts of AMG Systematica Subsidiary Fund I (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and organized under the laws of the Cayman Islands.

The Fund may invest up to 25% of its total assets in the Subsidiary and the Subsidiary acts as an investment vehicle for the Fund to invest in certain types of commodity-linked derivative instruments.

Intercompany accounts and transactions have been eliminated.

At September 30, 2024, the Subsidiary’s net assets were $407,575 or 6.8% of the Fund’s net assets.

b. VALUATION OF INVESTMENTS

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Notes to Consolidated Financial Statements (continued)

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, futures contracts, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., forward foreign currency exchange contracts, debt securities, government securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

c. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

d. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

e. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to the write-off of net operating losses. Temporary differences are primarily due to mark to market of open forward and futures contracts.

As of September 30, 2024, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$187,478

At September 30, 2024, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Depreciation

$5,133,591	$46,114	$(53,463)	$(7,349)

f. FEDERAL TAXES

The Fund intends to qualify as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2024, and for all open tax years, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

The Subsidiary is classified as a “controlled foreign corporation” under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward by the Subsidiary to offset taxable income in future periods.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

g. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2024, the Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Short-Term	Long-Term	Total
$117,419	$70,059	$187,478

h. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

Notes to Consolidated Financial Statements (continued)

For the fiscal period ended September 30, 2024, the capital stock transactions by class for the Fund were as follows:

	September 30, 2024[1]

	Shares	Amount

Class N:

Shares sold	5,000	$50,000

Class I:

Shares sold	5,000	$50,000

Class Z:

Shares sold	621,381	$6,200,000

Net increase	631,381	$6,300,000

[1]	Commencement of operations was May 1, 2024.

At September 30, 2024, certain affiliated or unaffiliated shareholders of record individually or collectively held greater than 5% of the net assets of the Fund as follows: two own 100%. Transactions by these shareholders may have a material impact on the Fund.

i. REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements (“Repurchase Agreements”) for temporary cash management purposes. The value of the underlying collateral, including accrued interest, must equal or exceed the value of the repurchase agreements during the term of the agreement. The underlying collateral for all repurchase agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At September 30, 2024, the market value of Repurchase Agreements outstanding was $5,008,000.

j. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

k. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager paid organizational costs of $286,681 and offering costs of $136,880 on behalf of the Fund amounting to $423,562, which will be repaid by the Fund for the full amount thereof. Organizational costs were expensed in full during the fiscal period ended September 30, 2024. All offering costs were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations. The Fund expensed $55,673 of offering costs during the fiscal period ended September 30, 2024. The amount of organizational and offering costs owed by the Fund to the Investment Manager is reflected as Payable to Affiliate on the Consolidated Statement of Assets and Liabilities.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Fund, the Subsidiary and the Investment Manager entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and the Subsidiary and is responsible for the Fund’s and the Subsidiary’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Fund and the Subsidiary and monitors the subadviser’s investment performance, security holdings and investment strategies. Systematica Investments Limited, acting as general partner of Systematica Investments LP (“Systematica”), serves as subadviser to the Fund and the Subsidiary pursuant to subadvisory agreements with the Investment Manager. Each of Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (together with Systematica, the “Systematica Group”) serves as sub-subadviser to the Fund and the Subsidiary pursuant to sub-subadvisory agreements with Systematica. The Fund’s investment portfolio is managed by the Systematica Group.

Investment management fees are paid directly by the Fund and the Subsidiary to the Investment Manager based on average daily net assets of the Fund and the Subsidiary. For the fiscal period ended September 30, 2024, each of the Fund and

Notes to Consolidated Financial Statements (continued)

Subsidiary paid an investment management fee at the annual rate of 1.20% of the average daily net assets of the Fund and the Subsidiary. The Investment Manager has agreed to waive the portion of the management fee that the Investment Manager otherwise would have been entitled to receive from the Fund in an amount equal to the investment management fee paid to the Investment Manager by the Subsidiary. During the period from the commencement of operations to September 30, 2024, the Investment Manager waived investment management fees payable by the Fund in the amount of $2,137. The fee paid to Systematica for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and the Subsidiary, and the fee paid to each sub-subadviser is paid out of the fee that Systematica receives from the Investment Manager. These fees do not increase the expenses of the Fund or the Subsidiary.

The Investment Manager has contractually agreed, through at least February 1, 2026, to waive management fees and/or pay or reimburse the Fund’s and/or the Subsidiary’s expenses in order to limit the aggregate of the Fund’s total annual operating expenses and the Subsidiary’s total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) to the annual rate of 1.40% of the aggregate average daily net assets attributable to the Fund and the Subsidiary (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund and the Subsidiary in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund or the Subsidiary, provided that such repayment would not cause the aggregate of the Fund’s total annual operating expenses and the Subsidiary’s total annual operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund or the Subsidiary.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal period ended September 30, 2024, the Investment Manager reimbursed the Fund $426,538, which is subject to recoupment and will expire within two to three years.

The Trust, on behalf of the Fund, and the Subsidiary have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s and the Subsidiary’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s and the Subsidiary’s operations, including administration and shareholder services to the Fund and the Subsidiary. The Fund and the Subsidiary each pay a fee to the Administrator at the rate of 0.15% per annum of the Fund’s and the Subsidiary’s average daily net assets for this service. The Administrator has agreed to waive the portion of the administrative fee that the Administrator otherwise would have been entitled to receive from the Fund in an amount equal to the administrative fee paid to the Administrator by the Subsidiary. During the period from the commencement of operations to September 30, 2024, the Administrator waived administrative fees payable by the Fund in the amount of $267.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares. Effective May 1, 2024, the Investment Manager agreed to waive 12b-1 distribution fees until expenses are incurred by the Distributor.

For each of the Class N and Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the period from commencement of operations to September 30, 2024, was as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class N	0.15%	0.00%

Class I	0.10%	0.00%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary

Notes to Consolidated Financial Statements (continued)

for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Consolidated Statement of Operations as interest income and interest expense, respectively. At September 30, 2024, the Fund had no interfund loans outstanding. The Fund did not lend or borrow during the fiscal period ended September 30, 2024.

3. PURCHASES AND SALES OF SECURITIES

There were no purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal period ended September 30, 2024.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal period ended September 30, 2024.

4. FUND RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) currency and price fluctuations. By investing in the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. References to investments of the Fund and risks of investing in the Fund include underlying investments of the Subsidiary and risks associated therewith. Please refer to the Fund’s current prospectus for additional information about the Fund’s principal risks.

Management Risk: The Systematica Group’s investment process, techniques and analyses may not achieve their desired results and the securities or other financial instruments selected for the Fund may result in returns that are inconsistent with the Fund’s investment objective. In addition, in the event of the death, incapacity, departure, insolvency or withdrawal of any key individuals, the performance of the Fund may be adversely affected.

Market Risk: Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

Non-Diversified Fund Risk: The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a regulated investment company accorded favorable tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

Analytical Model Risk: The Fund’s investment strategy depends upon the reliability, accuracy and analyses on systematic trading models, which are analytical models. To the extent that such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the judgement of the investment team and the assumptions embedded in the models. To the extent that the judgment or assumptions are incorrect with respect to any investment, the Fund can suffer substantial losses.

From time to time the Systematica Group may exercise discretion over trading orders. Such discretion may cause the Fund to incur losses or cause the Fund to forego profits which it may have otherwise earned had such discretion not been used.

The model’s computerized trading systems rely on the ability of the Systematica Group’s personnel to accurately process such systems’ outputs and to use the proper trading orders to execute the transactions called for by the systems. In addition, the model is highly dependent on the proper functioning of its internal computer systems. The Systematica Group systems are accordingly subject to human errors and any defects, failures or interruptions of such systems could disrupt trading or make trading impossible until such failure is remedied. Any such failure, and consequential inability to trade, could cause the Fund to experience significant trading losses or to miss opportunities for profitable trading.

Derivatives Risk: The use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

Leverage Risk: Borrowing and some derivative investments such as futures and forward commitment transactions may increase volatility and magnify smaller adverse market movements into relatively larger losses.

Short Position Risk: The Fund will incur a loss from a short position if the value of the reference instrument increases after the time the Fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Forward and Futures Contract Risk: The successful use of forward and futures contracts will depend upon the Systematica Group’s skill and experience with respect to such instruments and are subject to special risk considerations. Entering into forward or futures contracts involves all of the risks generally associated with entering into derivatives. However, the primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Systematica Group’s inability to predict correctly the direction of commodity and/or securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements, and it may have to sell at a time when it is disadvantageous to do so; (vii) the possibility that the Fund may be delayed or prevented from recovering

Notes to Consolidated Financial Statements (continued)

margin or other amounts deposited with a counterparty (including a futures commission merchant or clearinghouse); (viii) the possibility that position or trading limits will preclude the Systematica Group from taking positions in certain futures contracts on behalf of the Fund; and (ix) the risks typically associated with foreign investments to the extent the Fund invests in derivatives traded on markets outside the United States.

Credit and Counterparty Risk: The issuer of bonds or other debt securities or a counterparty to a derivatives contract (including over-the-counter counterparties as well as brokers and clearinghouses in respect of exchange-traded and/or cleared products) may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. There can be no assurance that the Subsidiary’s investments will contribute favorably to the Fund’s returns. The Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund’s ability to invest in the Subsidiary will potentially be limited by the Fund’s intention to qualify as a regulated investment company, and might adversely affect the Fund’s ability to so qualify.

Commodities Exposure Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The Fund’s ability to invest in commodity-linked derivative instruments may be limited by the Fund’s intention to qualify as a regulated investment company, and could adversely affect the Fund’s ability to so qualify.

Tax Risk: The Fund intends to elect to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” accorded special tax treatment under the Code. The Fund’s investments in commodities or commodity-related investments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify.

Foreign Investment Risk: Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Emerging Markets Risk: Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Currency Risk: Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments.

Debt Securities Risk: The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

Interest Rate Risk: Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.

High Portfolio Turnover Risk: The Fund’s portfolio turnover excludes transactions related to forward and futures contracts in accordance with regulatory requirements. If such transactions were included, the Fund’s portfolio turnover may be higher. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.

Liquidity Risk: The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the Fund’s Consolidated Schedule of Portfolio Investments.

For the fiscal period ended September 30, 2024, the average monthly balances of derivative financial instruments outstanding were as follows:

Notes to Consolidated Financial Statements (continued)

Forward Foreign Currency Exchange Contracts

Average U.S. Dollar notional value	$10,788,775

Financial Futures Contracts

Average number of contracts bought	149

Average number of contracts sold	120

Average notional value of contracts bought	$15,729,499

Average notional value of contracts sold	$5,364,182

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward foreign currency exchange contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized appreciation or depreciation. As of September 30, 2024, the Fund had cash collateral deposited in a segregated account with the Fund’s custodian of $50,000. In the event of default by the counterparty, the amount of cash collateral deposited in the segregated account will be returned to the Fund.

8. FUTURES CONTRACTS

The Fund may utilize futures contracts, including futures contracts in global equity and fixed-income securities, commodities, interest rate futures contracts, foreign currency futures contracts on security and commodities indices (including broad-based security indices), for any purpose, including for investment purposes and for hedging purposes.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Fund depending on the fluctuations in the value of the futures contracts and the value of cash or securities on deposit with the futures broker. The Fund must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Fund. The Fund pays or receives variation margin periodically. As of September 30, 2024, the Fund had total equity in the futures account of $938,678, which consists of cash deposited with the futures broker of $873,298, and net unrealized appreciation on open futures contracts of $65,380.

Variation margin on futures contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as net change in unrealized appreciation (depreciation) on futures contracts until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts.

9. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for repurchase agreements and derivatives contracts, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Consolidated Statement of Assets and Liabilities. For futures contracts, see Note 10.

The following table is a summary of the Fund’s open Repurchase Agreements and forward foreign currency exchange contracts that are subject to a master netting agreement as of September 30, 2024:

		Gross Amount Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets (Liabilities) Presented in the Consolidated Statement of Assets and Liabilities	Offset Amount	Net Asset (Liability) Balance	Collateral Received	Net Amount

UBS AG	$70,215	$(20,362)	$49,853	—	$49,853

Fixed Income Clearing Corp.	5,008,000	—	5,008,000	$(5,008,000)	—

Total	$5,078,215	$(20,362)	$5,057,853	$(5,008,000)	$49,853

Notes to Consolidated Financial Statements (continued)

		Gross Amount Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets (Liabilities) Presented in the Consolidated Statement of Assets and Liabilities	Offset Amount	Net Asset (Liability) Balance	Collateral Received	Net Amount

UBS AG	$(20,362)	$20,362	—	—	—

10. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s consolidated financial statements which require an additional disclosure in or adjustment of the Fund’s consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds I and Shareholders of AMG Systematica Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, of AMG Systematica Managed Futures Strategy Fund and its subsidiary (one of the funds constituting AMG Funds I, referred to hereafter as the “Fund”) as of September 30, 2024, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period May 1, 2024 (commencement of operations) through September 30, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations, changes in its net assets, and the financial highlights for the period May 1, 2024 (commencement of operations) through September 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2024

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG Systematica Managed Futures Strategy Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Systematica Managed Futures Strategy Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2024, or if subsequently determined to be different, the net capital gains of such year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the period from May 1, 2024 (commencement of operations) to September 30, 2024, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the period from May 1, 2024 (commencement of operations) to September 30, 2024, was $222, which is reflected as “Trustee fees and expenses” on the Consolidated Statement of Operations. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal period ended September 30, 2024.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Approval of Amendment to Fund Management Agreement, Subadvisory Agreements, and Sub-Subadvisory Agreements with Respect to AMG Systematica Managed Futures Strategy Fund and AMG Systematica Subsidiary Fund I

At an in-person meeting held on December 7, 2023, the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds I (the “Trust”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve an amendment to the Fund Management Agreement (the “Fund Management Agreement”) between AMG Funds LLC (the “Investment Manager”) and the Trust relating to AMG Systematica Managed Futures Strategy Fund, a new series of the Trust (the “New Fund”), and AMG Systematica Subsidiary Fund I, a wholly owned subsidiary of the New Fund (the “Subsidiary”); a Subadvisory Agreement between the Investment Manager and Systematica Investments Limited, acting as general partner of Systematica Investments LP (the “Subadviser”) relating to the New Fund (the “New Fund Subadvisory Agreement”); a Subadvisory Agreement between the Investment Manager and the Subadviser relating to the Subsidiary (together with the New Fund Subadvisory Agreement, the “Subadvisory Agreements”); a Sub-Subadvisory Agreement between the Subadviser and each of Systematica Investments GP Limited, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (each a “Sub-Subadviser”) with respect to the New Fund (each a ”New Fund Sub-Subadvisory Agreement”); and a Sub-Subadvisory Agreement between the Subadviser and each Sub-Subadviser with respect to the Subsidiary (together with the New Fund Sub-Subadvisory Agreements, the “Sub-Subadvisory Agreements”). (The Subadviser and the Sub-Subadvisers are collectively referred to as the “Systematica Group,” the Fund Management Agreement, the Subadvisory Agreements, and the Sub-Subadvisory Agreements are collectively referred to as the “New Fund Agreements”, and for the remainder of this appendix, “New Fund” includes the Subsidiary except where otherwise noted.) The Independent Trustees were separately represented by independent legal counsel in their consideration of the New Fund Agreements and met with their independent legal counsel in a private session at which no representatives of management were present to consider the New Fund and the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Fund, the Investment Manager, and the Systematica Group provided in connection with meetings of the Board held on September 14, 2023 and December 7, 2023, including fee and expense information for an appropriate peer group of similar mutual funds for the New Fund (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by the Investment Manager and the Systematica Group under their respective agreements. Because the New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Fund was provided. The Trustees, however, considered the performance of other products managed by the Systematica Group. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services to be provided by the Investment Manager under the Fund Management Agreement, the Trustees took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the Investment Manager’s financial information, operations and personnel, the performance of its duties with respect to other funds in the AMG Fund Complex, which, as of December 7, 2023, consisted of 43 funds, the quality of the performance of the Investment Manager’s duties under the Fund Management Agreement and the Administration Agreement between the Investment Manager and the Trust and the Trustees’ knowledge of the Investment Manager’s management team.

In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the quality of the monitoring services intended to be performed by the Investment Manager in overseeing the portfolio management responsibilities of the Systematica Group; (b) the Investment Manager’s ability to supervise the New Fund’s other service providers; and (c) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Fund Management Agreement and supervising the Systematica Group, the Investment Manager will: perform periodic detailed analyses and reviews of the performance by the Systematica Group of its obligations to the New Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the Systematica Group’s investment performance with respect to the New Fund; prepare and present periodic reports to the Trustees regarding the investment performance of the Systematica Group and other information regarding the Systematica Group, at such times and in such forms as the Trustees may reasonably request; review and consider any changes in the personnel of the Systematica Group responsible for performing the Systematica Group’s obligations and make appropriate reports to the Trustees; review and consider any changes in the ownership or senior management of the Systematica Group and make appropriate reports to the Trustees; perform periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Systematica Group; assist the Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreements and Sub-Subadvisory Agreements and, after an initial two-year period, annual consideration of such agreements; prepare recommendations with respect to the continued retention of the Systematica Group or the replacement of the Systematica Group, including at the request of the Board; identify potential successors to, or replacements of, the Systematica Group or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Trustees a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designate and compensate from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and perform such other review and reporting functions as the Trustees shall reasonably request consistent with the Fund Management Agreement and applicable law. The Trustees noted the affiliation of the Systematica Group with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Fund Management Agreement and noted that, as of October 31, 2023, the Investment Manager had approximately $22 billion in mutual fund assets under management. The Trustees also considered the Investment Manager’s risk management processes.

In the course of their deliberations regarding the nature, extent and quality of services to be provided by the Subadviser under the Subadvisory Agreements and each Sub-Subadviser under the

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT (continued)

Sub-Subadvisory Agreements, the Trustees evaluated, among other things: (a) the expected services to be rendered by the Subadviser and each Sub-Subadviser to the New Fund; (b) the qualifications and experience of the Systematica Group personnel; and (c) the Systematica Group compliance program. The Trustees also took into account the financial condition of the Systematica Group with respect to its ability to provide the services required under the Subadvisory Agreements and Sub-Subadvisory Agreements and noted that, as of October 31, 2023, the Systematica Group managed approximately $18.2 billion in assets. The Trustees also considered the Systematica Group’s risk management processes.

The Trustees also considered information regarding the nature, extent and quality of services provided by the Investment Manager to funds in the AMG Fund Complex in connection with the Trustees’ annual consideration of the existing funds’ contractual arrangements. The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing the New Fund. Among other things, the Trustees reviewed information about portfolio management and other professional staff and information regarding the Systematica Group’s organizational and management structure. The Trustees considered specific information provided regarding the experience of the individuals at the Systematica Group that are expected to have portfolio management responsibility for the New Fund, including the information set forth in the New Fund’s prospectus and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that the New Fund is proposed to be managed by a team that includes the Systematica Group’s Founder and Chief Executive Officer, its Chief Investment Officer and Head of Research, its Head of Trading and Counterparty Management, and five of its Product Managers. The Trustees also took into account a presentation made at the September 14, 2023 Board meeting by representatives from the Systematica Group regarding its managed futures strategy.

PERFORMANCE

Because the New Fund has not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Fund. The Trustees, however, considered the performance of other products managed by the Systematica Group.

ADVISORY FEES, FUND EXPENSES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee to be charged by the Investment Manager for managing the New Fund, the Trustees noted that the Investment Manager, and not the New Fund, will be responsible for paying the fees charged by the Subadviser, and, in turn, the Subadviser will be responsible for paying the fees charged by each Sub-Subadviser, and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also noted that the Investment Manager would indirectly benefit from compensation received by the Systematica Group because the Investment Manager and the Systematica Group are affiliated. The Trustees also noted that the Subadviser and certain affiliates of both the Subadviser and the Investment Manager intend to enter into a revenue and expense sharing agreement that includes terms related to the revenue and expenses of the New Fund. The Trustees noted that the New Fund’s proposed combined advisory and administration fees were lower than the mean for the New Fund’s Peer Group and that the anticipated total gross expenses for the New Fund’s first fiscal period were lower than the Peer Group mean with respect to Class I and Class Z of the New Fund and higher with respect to Class N, measured as of October 31, 2023. The Trustees also took into account the fact that the Investment Manager has contractually agreed, through at least February 1, 2026, to limit the total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the New Fund to the annual rate of 1.40% of the New Fund’s average daily net assets, noting that the anticipated net expenses of the New Fund were lower than the mean for the New Fund’s Peer Group with respect to Class I and Class Z of the New Fund and higher than the mean with respect to Class N. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and the Systematica Group and the considerations noted above with respect to the Investment Manager and the Systematica Group, the New Fund’s advisory fees, subadvisory fees, and sub-subadvisory fees are reasonable.

In considering the anticipated profitability of the Investment Manager with respect to the provision of investment advisory services to the New Fund, the Trustees considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as investment manager to the New Fund), received by the Investment Manager and its affiliates attributable to managing the New Fund; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the New Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the New Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is expected to be reasonable and that, since the New Fund does not currently have any assets, the Investment Manager is not realizing any material benefits from economies of scale. With respect to economies of scale, the Trustees also noted that as the New Fund’s assets increase over time, the Investment Manager may realize economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses, but noted the existence of the proposed expense limitation agreement and the expense cap described above.

In considering the anticipated profitability of the Systematica Group with respect to the provision of subadvisory and sub-subadvisory services to the New Fund, although recognizing that profitability with respect to the New Fund is speculative, the Trustees considered information regarding the Systematica Group’s organization, management and financial stability. The Trustees noted that, because the Systematica Group is an affiliate of the Investment Manager, a portion of the Systematica Group’s revenues or anticipated profitability might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are to be paid by the Investment Manager out of its advisory fee and that the sub-subadvisory fees are to be paid by the Subadviser out of its subadvisory fee. The Trustees

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT (continued)

also took into account management’s discussion of the services the Subadviser and each Sub-Subadviser is expected to provide in performing its functions under the Subadvisory Agreements and the Sub-Subadvisory Agreements, respectively. The Trustees also considered the anticipated net assets of the New Fund for its first year of operations. Based on the foregoing, the Trustees concluded that the profitability to the Systematica Group is expected to be reasonable and that, since the New Fund does not currently have any assets, the Systematica Group is not realizing material benefits from economies of scale. Also with respect to economies of scale, the Trustees noted that as the New Fund’s assets increase over time, the Systematica Group may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses, but noted the existence of the proposed expense limitation agreement and the expense cap described above.

* * * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the New Fund Agreements: (a) the Investment Manager and the Systematica Group have demonstrated that they possess the capability and resources to perform the duties required of them under the Fund Management Agreement, the Subadvisory Agreements, and the Sub-Subadvisory Agreements; (b) the Systematica Group’s investment strategy is appropriate for pursuing the New Fund’s investment objectives; (c)

the Systematica Group is reasonably likely to execute its investment strategy consistently over time; and (d) the Investment Manager and the Systematica Group maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of the New Fund and its shareholders. Accordingly, on December 7, 2023, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve the New Fund Agreements.

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Systematica Investments Limited,

acting as general partner of Systematica

Investments LP.

First Floor, 29 Esplanade

St Helier, Jersey, JE2 3QA

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at wealth.amg.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at wealth.amg.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

Systematica Investments Limited, acting as general partner of Systematica Investments LP

wealth.amg.com

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

Item 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	December 9, 2024

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	December 9, 2024